Filed with the Securities and Exchange Commission on June 10, 2025

1933 Act Registration File No. 333-________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No. ___

☐ Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day pursuant to Rule 488.

Title of Securities Being Registered:

Redwood Managed Volatility Fund – Class I Shares, Class N Shares, and Class Y Shares

Redwood Managed Municipal Income Fund – Class I Shares

Redwood AlphaFactor® Tactical International Fund – Class I Shares and Class N Shares

Redwood Systematic Macro Trend (“SMarT®”) Fund – Class I Shares and Class N Shares

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Two Roads Shared Trust

On behalf of

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

 225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-855-RED-FUND (733-3863)

[    ], 2025

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend (“SMarT®”) Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Two Roads Shared Trust (the “Trust”), has been scheduled for August 15, 2025 (the “Special Meeting”) at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern time. At the Special Meeting, shareholders of each Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Target Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Investment Managers Series Trust II (“IMST II”). The Reorganization Agreement will provide for the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Target Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Target Fund to its shareholders in complete liquidation of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The shares of the applicable Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

Two Roads Shared Trust		Investment Managers Series Trust II
Redwood Managed Volatility Fund		Redwood Managed Volatility Fund
Class I Shares Class N Shares Class Y Shares	→ → →	Class I Shares Class N Shares Class Y Shares
Redwood Managed Municipal Income Fund		Redwood Managed Municipal Income Fund
Class I Shares Class N Shares	→	Class I Shares N/A*
Redwood AlphaFactor® Tactical International Fund		Redwood AlphaFactor® Tactical International Fund
Class I Shares Class N Shares	→ →	Class I Shares Class N Shares
Redwood Systematic Macro Trend (“SMarT®”) Fund		Redwood Systematic Macro Trend (“SMarT®”) Fund
Class I Shares Class N Shares	→ →	Class I Shares Class N Shares

*Since October 31, 2024, the Redwood Managed Municipal Income Fund (Target Fund) has had no Class N Shares outstanding. The Redwood Managed Municipal Income Fund (Acquiring Fund) does not currently intend to offer Class N Shares.

On December 10, 2024, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Redwood Investment Management, LLC (“Redwood” or the “Adviser”), the current investment adviser to the Target Funds, approved the Reorganization of each Target Fund, pursuant to the Reorganization Agreement. In order to implement each Reorganization, IMST II has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Target Fund. Each Acquiring Fund will be managed by Redwood and will have the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund. The current portfolio managers of each Target Fund will continue to serve as portfolio managers of each corresponding Acquiring Fund.

The Reorganizations are not expected to result in any increase in shareholder fees or expenses. The Reorganization of each Target Fund generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. The Reorganization of each Target Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of the Reorganization relating to the other Target Fund. If the shareholders of a Target Fund do not approve the Reorganization of the Target Fund, then that Reorganization will not be implemented and the Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Target Funds’ investment adviser, Redwood, as well as in reliance upon certain representations and commitments made by Redwood to the Board, the Board has approved the Reorganizations and the solicitation of the Target Funds’ shareholders with respect to the Reorganization Agreement.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-855-RED-FUND (733-3863). If you were a shareholder of record of a Target Fund as of the close of business on June 16, 2025, the record date for the Special Meeting, you are entitled to vote on the proposals applicable to that Target Fund at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

James Colantino

President

Two Roads Shared Trust

On behalf of

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-855-RED-FUND (733-3863)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 15, 2025

Two Roads Shared Trust (the “Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend (“SMarT®”) Fund, each a series of the Trust (each, a “Target Fund” and together, the “Target Funds”), on August 15, 2025, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote upon the proposal(s) below, as applicable to your Target Fund(s). Shareholders of each Target Fund will be asked to consider and vote on the fifth proposal, if necessary.

1.	Approval of an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of the Redwood Managed Volatility Fund (with respect to this first proposal, the “Target Fund”) to the Redwood Managed Volatility Fund (with respect to this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

2.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the Redwood Managed Municipal Income Fund (with respect to this second proposal, the “Target Fund”) to the Redwood Managed Municipal Income Fund (with respect to this second proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

3.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the Redwood AlphaFactor® Tactical International Fund (with respect to this third proposal, the “Target Fund”) to the Redwood AlphaFactor® Tactical International Fund (with respect to this third proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

i

4.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the Redwood Systematic Macro Trend (“SMarT®”) Fund (with respect to this fourth proposal, the “Target Fund”) to the Redwood Systematic Macro Trend (“SMarT®”) Fund (with respect to this fourth proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

5.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Target Funds at the close of business on June 16, 2025, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Two Roads Shared Trust

James Colantino

President

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1)	ABC Trust Account	Jane B. Doe, Director
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Two Roads Shared Trust

On behalf of

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

 225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-855-RED-FUND (733-3863)

 QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend (“SMarT®”) Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Two Roads Shared Trust (the “Trust”), at the special meeting of the Target Funds’ shareholders (“Special Meeting”), and a registration statement for Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend (“SMarT®”) Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to Target Fund shareholders by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Trust and IMST II (the form of which is attached as Appendix A) regarding the proposed reorganization of each Target Fund into its corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”). Each Target Fund’s shareholders will vote separately with respect to the Reorganization Agreement.

The Special Meeting will be held on August 15, 2025, to consider the proposals. Approval of the shareholders of a Target Fund is needed to proceed with the Reorganization of that Target Fund. If the shareholders of a Target Fund do not approve the Reorganization of that Target Fund, then the Reorganization of that Target Fund will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders. We are sending this document to you for your use in deciding whether to approve the proposal(s). This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why are the Target Funds reorganizing into the Acquiring Funds?

Answer: Redwood Investment Management, LLC (“Redwood” or the “Adviser”), the Target Funds’ current investment adviser, believes the Reorganizations will provide benefits to existing Target Fund shareholders in the form of lower operating expenses. Following the Reorganizations, the overall fees charged by service providers to the Acquiring Funds are expected to be lower than the fees currently paid by the Target Funds, and Redwood therefore expects that each Acquiring Fund will have lower gross operating expenses (before any fee waivers and/or expense reimbursements) than the corresponding Target Fund, and that the net operating expenses of each Acquiring Fund are expected to be the same as or lower than those of its corresponding Target Fund. Redwood believes the expected lower gross expenses (before any fee waivers and/or expense reimbursements) of the Acquiring Funds could potentially make the Acquiring Funds more attractive to prospective investors. This could potentially increase the Acquiring Funds’ asset base, which may, over time, result in further reductions in operating expenses. In connection with Redwood’s longer-term strategic objectives, Redwood has recommended, and the Board has approved, that the Target Funds be reconstituted as series of IMST II. In addition to the Target Funds, Redwood also serves as the investment adviser to five exchange-traded fund (“ETF”) series of the Trust and is separately proposing that shareholders of those ETFs approve reorganizations into corresponding series of IMST II. Redwood believes consolidating the Target Funds and the ETFs under the IMST II umbrella will provide greater efficiencies in the operations, management, and supervision of the funds it manages.

Question: Who will manage the Acquiring Funds?

Answer: Redwood, the current investment adviser to the Target Funds, will continue as the investment adviser to the Acquiring Funds and the portfolio management teams will remain the same. In addition, each Acquiring Fund will have the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund. As a result, the Reorganizations are not expected to change the way your Target Fund’s assets are managed.

Question: How will each Reorganization work?

Answer: Subject to the approval of the shareholders of the applicable Target Fund, pursuant to the Reorganization Agreement, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Target Fund. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Reorganization of a Target Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in a Reorganization, depending on which Target Fund share class you currently own:

Trust		IMST II
Redwood Managed Volatility Fund		Redwood Managed Volatility Fund
Class I Shares Class N Shares Class Y Shares	→ → →	Class I Shares Class N Shares Class Y Shares
Redwood Managed Municipal Income Fund		Redwood Managed Municipal Income Fund
Class I Shares Class N Shares	→	Class I Shares N/A*
Redwood AlphaFactor® Tactical International Fund		Redwood AlphaFactor® Tactical International Fund
Class I Shares Class N Shares	→ →	Class I Shares Class N Shares
Redwood Systematic Macro Trend (“SMarT®”) Fund		Redwood Systematic Macro Trend (“SMarT®”) Fund
Class I Shares Class N Shares	→ →	Class I Shares Class N Shares

* Since October 31, 2024, the Redwood Managed Municipal Income Fund (Target Fund) has had no Class N Shares outstanding. The Redwood Managed Municipal Income Fund (Acquiring Fund) does not currently intend to offer Class N Shares.

v

If the Reorganization Agreement is approved by shareholders of a Target Fund at the Special Meeting, the Reorganization of that Target Fund is expected to occur on August 22, 2025.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees. The Trust and IMST II also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”), except as set forth below. Third Party Service Arrangements are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator/Co-Administrators	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66 Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accountant	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 5321
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022	IMST Distributors, LLC Three Canal Plaza Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street Suite 310 Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street Suite 830 Milwaukee, Wisconsin 53202
Custodian	U.S. Bank, N.A. 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard 5th Floor Kansas City, Missouri 64106

Question: How will a Reorganization affect my investment?

Answer: Following the Reorganization of a Target Fund the shares of which you hold, you will be a shareholder of the corresponding Acquiring Fund, which has the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund, as further described in the attached Proxy Statement/Prospectus. Each Acquiring Fund will be managed in substantially the same way as its corresponding Target Fund. The primary differences will be (1) the service providers (other than the independent registered public accounting firm) that provide Third Party Service Arrangements to the Acquiring Funds will be different, (2) the Acquiring Funds will be series of IMST II instead of the Trust, (3) the Acquiring Funds will be governed by a different board of trustees than the Target Funds, and (4) the differences in fee arrangements, as discussed below. The Target Funds will also be subject to the compliance and other policies and procedures of IMST II.

In the Reorganization of a Target Fund the shares of which you hold, you will receive shares of the corresponding Acquiring Fund corresponding in class to your shares of the Target Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Target Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization of a Target Fund generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of a Target Fund?

Answer: Each Acquiring Fund will pay the same annual management fee rate currently paid by the corresponding Target Fund. Following the Reorganizations, the total gross annual fund operating fees and expenses of each Acquiring Fund, before any applicable waivers, are expected by the Adviser to be lower than those of the corresponding Target Fund. In addition, Redwood has agreed to enter into an expense limitation agreement with each Acquiring Fund comparable to the corresponding Target Fund’s current expense limitation agreement for a period of two years from the date of the Reorganization, including the same expense caps that are currently in place with respect to each of the Target Funds (except for Class Y shares of the Redwood Managed Volatility Fund (Target Fund), which does not currently have an expense cap in place). Redwood has agreed, however, to enter into an expense limitation agreement with respect to Class Y shares of the Redwood Managed Volatility Fund (Acquiring Fund) for a period of two years from the date of the Reorganization, to ensure that net fees and expenses of Class Y shares of the Acquiring Fund are not higher than the net fees and expenses of Class Y shares of the Target Fund. As a result, each Acquiring Fund’s net fees and expenses are expected to be the same or lower than those of the corresponding Target Fund.

Additionally, following the Reorganizations, there will be a change in how the Target Funds’ “third party administrative service fees” are referenced. The Target Funds currently make payments to certain shareholder servicing agents, and such payments are referred to in the Target Funds’ financial statements as third party administrative service fees. The Acquiring Funds will also make payments to certain shareholder servicing agents, although such payments will be referred to as “shareholder service fees.” Each Acquiring Fund may pay shareholder service fees at an annual rate of up to 0.15% of its average daily net assets. The amounts paid to shareholder servicing agents by the Target Funds and the amounts to be paid to shareholder servicing agents by Acquiring Funds are expected to be the same.

Question: Will I have to pay any sales charge, redemption or exchange fees in connection with a Reorganization?

Answer: No. You will not have to pay any front-end sales charges, redemption, or exchange fees in connection with a Reorganization. In addition, your share ownership holding period will be carried forward to the Acquiring Fund for purposes of determining whether you would be required to pay any redemption fees in the event you redeem your shares following the Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: Redwood (or an affiliate) will bear the costs and expenses incurred in connection with the Reorganizations and any related transactions, including any brokerage commissions and transaction fees, the Special Meeting, and the solicitation of proxies. The Target Funds and the Acquiring Funds will not incur any expenses in connection with the Reorganizations. See “Will there be any portfolio repositioning or other costs in connection with a Reorganization?” below.

Question: Will there be any portfolio repositioning or other costs in connection with a Reorganization?

Answer: The Funds do not expect any repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities in connection with the Reorganizations. However, if any such repositioning were to occur, Redwood has agreed to pay for any direct out-of-pocket brokerage commissions and transaction fees associated with the repositioning of the Funds.

Question: What is the tax impact on my investment?

Answer: Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and generally is not expected to result in recognition of gain or loss by the applicable Target Fund or its shareholders for federal income tax purposes. As a condition to the closing of each Reorganization, the applicable Acquiring Fund and the corresponding Target Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganizations?

Answer: Redwood may be deemed to have an interest in the Reorganizations because it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser, and it may also benefit from lowering or eliminating amounts subject to reimbursement by Redwood to the Acquiring Funds.

Question: What will happen if a Reorganization is not approved?

Answer: The Reorganization of each Target Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of the Reorganizations relating to the other Target Funds. If the shareholders of a Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization of such Target Fund will not be implemented and the Target Fund will continue to operate as a series of the Trust and continue to be managed by Redwood. In such case, the Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What vote is required to approve a proposed Reorganization?

Answer: The approval of a proposed Reorganization requires the affirmative vote of (i) 67% or more of the applicable Target Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Target Fund, whichever is less.

Question: What action has the Board taken?

Answer: After careful consideration and upon recommendation of Redwood and, in reliance upon certain representations and commitments made by Redwood to the Board, including with respect to actions taken or to be taken by Redwood, the Board unanimously approved the Reorganization Agreement with respect to each Target Fund and authorized the solicitation of proxies on the proposals with respect to the Target Funds.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person by attending the Special Meeting on August 15, 2025. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call [ ] if you have any questions regarding the Reorganizations. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

[   ], 2025

FOR THE REORGANIZATION OF

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

each a series of Two Roads Shared Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

 1-855-RED-FUND (733-3863)

INTO

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

each a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-888-988-9882

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend (“SmarT®”) Fund, each a series of the Trust (each, a “Target Fund” and together, the “Target Funds”), to be held on August 15, 2025, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote upon the proposal(s) below, applicable to your Target Fund(s). Shareholders of each Target Fund will be asked to consider and vote on the fifth proposal, if necessary.

x

1.	Approval of an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of the Redwood Managed Volatility Fund (with respect to this first proposal, the “Target Fund”) to the Redwood Managed Volatility Fund (with respect to this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund;

2.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the Redwood Managed Municipal Income Fund (with respect to this second proposal, the “Target Fund”) to the Redwood Managed Municipal Income Fund (with respect to this second proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

3.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the Redwood AlphaFactor® Tactical International Fund (with respect to this third proposal, the “Target Fund”) to the Redwood AlphaFactor® Tactical International Fund (with respect to this third proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

4.	Approval of the Reorganization Agreement providing for (i) the transfer of all of the assets of the Redwood Systematic Macro Trend (“SMarT®”) Fund (with respect to this fourth proposal, the “Target Fund”) to the Redwood Systematic Macro Trend (“SMarT®”) Fund (with respect to this fourth proposal, the “Acquiring Fund”), a newly created series of IMST II, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund; and

5.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares In person at the Special Meeting.

Each Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly created series of IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	The Target Funds’ Prospectus and Statement of Additional Information, each dated March 1, 2025, (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001213900-25-018866); and

•	The Target Funds’ Annual Financial Statements for the fiscal year ended October 31, 2024, included in the Target Funds’ report on Form N-CSR (File No. 811-22718; previously filed on the EDGAR Database and available on the SEC’s website at www.sec.gov, Accession No. 0001580642-25-000252).

The Target Funds’ Prospectus dated March 1, 2025, the Target Funds’ Annual Reports to shareholders for the fiscal year ended October 31, 2024, have been previously mailed to shareholders. Copies of these documents, and the Target Funds’ annual financial statements for the fiscal year ended October 31, 2024, are available upon request and without charge by writing to the Trust, calling 1-855-RED-FUND (733-3863), visiting the Target Funds’ website at www.redwoodmutualfunds.com, or visiting the SEC’s website at www.sec.gov.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Funds at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [   ], 2025, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-855-RED-FUND (733-3863). The Trust expects that this Proxy Statement will be mailed to shareholders on or about July[ ], 2025.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on August 15, 2025. This Proxy Statement is available on the Internet at https://proxyvotinginfo.com/p/redwood2025. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [     ]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: [   ], 2025

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

I.	Proposal – To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Redwood Investment Management, LLC (“Redwood” or the “Adviser”), the investment adviser for the Target Funds, and, in reliance upon certain representations and commitments made by Redwood to the Board of Trustees of the Trust (the “Board”), including with respect to actions taken or to be taken by Redwood, the Board has called the Special Meeting to ask shareholders of each Target Fund to consider and vote on the applicable proposed reorganization (each, a “Reorganization” and together, the “Reorganizations”) of the Target Fund into the corresponding Acquiring Fund, a new series of IMST II (the Target Funds and Acquiring Funds are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”).  The Board considered and approved each Reorganization at a meeting held on December 10, 2024, subject to the approval of the applicable Target Fund’s shareholders.

The Target Funds currently operate as separate series of the Trust. Redwood currently is the investment adviser to the Target Funds and provides day-to-day portfolio management services to the Target Funds’ portfolios. Redwood wishes to reorganize the Target Funds into IMST II. To effectuate this, the Board has approved each Reorganization, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). In order to implement each Reorganization, IMST II has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Target Fund. Each Acquiring Fund will be managed by Redwood and will have the same investment objective and substantially similar principal investment strategies, policies and risks as the corresponding Target Fund. The current portfolio managers of each Target Fund will continue to serve as portfolio managers for the corresponding Acquiring Fund. If shareholders approve the Reorganization of a Target Fund, then all of the assets of the Target Fund will be acquired by the corresponding Acquiring Fund, all of the liabilities of the Target Fund will be assumed by the Acquiring Fund, and your shares of the Target Fund will be converted into the same class of shares of the Acquiring Fund.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers. IMST II is not affiliated with the Trust or Redwood. The Trust and IMST II have different Boards of Trustees. Custody, administration, fund accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following entities:

	Trust	IMST II
Administrator/Co-Administrators	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66 Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accountant	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 5321
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022	IMST Distributors, LLC Three Canal Plaza Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street Suite 310 Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street Suite 830 Milwaukee, Wisconsin 53202
Custodian	U.S. Bank, N.A. 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard 5th Floor Kansas City, Missouri 64106

The Trust believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If a Reorganization so qualifies, the applicable Target Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the corresponding Acquiring Fund’s shares in the Reorganization.

The Target Funds will not pay for the costs of the Reorganizations and the Special Meeting. Redwood will bear the costs and expenses incurred in connection with the Reorganizations, including the Special Meeting, and the solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Redwood also may solicit proxies, without special compensation, by telephone or otherwise.

The Board, comprised solely of Trustees who are not “interested persons” of the Trust, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees” or “Trustees”), approved the Reorganization with respect to each of the Target Funds. In approving the Reorganizations, the Board considered, among other things: (i) the terms of the Reorganizations, including that each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (ii) that the investment objective, principal investment strategies, policies and risks of each Target Fund are the same or substantially similar as those of its corresponding Acquiring Fund; (iii) that the current investment adviser and portfolio managers of the Target Funds will continue to serve as investment adviser and portfolio managers of the respective Acquiring Funds; (iv) that the management fees for each Target Fund and the corresponding Acquiring Fund are the same, and that the total gross operating expenses (before any fee waivers) of each Acquiring Fund are expected by Redwood to be lower than the total gross operating expenses of the corresponding Target Fund; (v) that Redwood has agreed to enter into an expense limitation agreement with each Acquiring Fund comparable to the corresponding Target Fund’s current expense limitation agreement for a period of two years from the date of the Reorganization, including the same expense cap (except for Class Y shares of the Redwood Managed Volatility Fund (Target Fund), which does not currently have an expense cap in place), and that Redwood has agreed to enter into an expense limitation agreement with respect to Class Y shares of the Redwood Managed Volatility Fund (Acquiring Fund) for a period of two years from the date of the Reorganization, to ensure that net fees and expenses of Class Y shares of the Acquiring Fund are not higher than the net fees and expenses of Class Y shares of the Target Fund; (vi) that net total annual fees and expenses of each Acquiring Fund is expected to be the same as or lower than those of its corresponding Target Fund; (vii) the Target Funds will not bear the cost of the Reorganizations; (viii) the qualifications and experience of the Acquiring Funds’ new service providers upon reorganization and the compliance program of the Acquiring Funds; (ix) that each Reorganization would not result in the dilution of the applicable shareholders’ interests; (x) that each Reorganization will be submitted to the shareholders of the applicable Target Fund for approval; and (xi) that shareholders of a Target Funds who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Target Fund shares before the Reorganization.

Based on Redwood’s recommendation, as well as in reliance upon certain representations and commitments made by Redwood to the Board, including with respect to actions taken or to be taken by Redwood, the Board approved the solicitation of the shareholders of the Target Funds to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.       Comparison Fee Tables and Examples

The following shows the fees and expenses for each Target Fund as of October 31, 2024. Only pro forma information is provided for each Acquiring Fund because each Acquiring Fund will not commence operations until the applicable Reorganization is completed, and the pro forma information is based on the average net assets of the corresponding Target Fund as of October 31, 2024.

Additionally, following the Reorganizations, there will be a change in how the Target Funds’ “third party administrative service fees” are referenced. The Target Funds currently make payments to certain shareholder servicing agents, and such payments are referred to in the Target Funds’ financial statements as third party administrative service fees. The Acquiring Funds will also make payments to certain shareholder servicing agents, although such payments will be referred to as “shareholder service fees.” Each Acquiring Fund may pay shareholder service fees at an annual rate of up to 0.15% of its average daily net assets. The amounts paid to shareholder servicing agents by the Target Funds and the amounts to be paid to shareholder servicing agents by Acquiring Funds are expected to be the same.

Redwood Managed Volatility Fund (Target Fund)

Redwood Managed Volatility Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class N	Acquiring Fund Class N (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.50%	0.32%[1]
Acquired Fund Fees and Expenses	0.47%[2]	0.47%[3]
Total Annual Fund Operating Expenses	2.47%[4]	2.29%[5]
Fees Waived and/or Expenses Reimbursed	(0.08)% [6]	0.00%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	2.39%[6]	2.29%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.09% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and in the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.11%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and in the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.11% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), expenses of other investment companies in which the Target Fund may invest, and extraordinary expenses such as litigation) will not exceed 1.92% of average daily net assets attributable to Class N shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.92% of the average daily net assets of Class N shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the Expense Limitation.

Redwood Managed Volatility Fund (Target Fund)

Redwood Managed Volatility Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.48%	0.32%[1]
Acquired Fund Fees and Expenses	0.47%[2]	0.47%[3]
Total Annual Fund Operating Expenses	2.20%[4]	2.04%[5]
Fees Waived and/or Expenses Reimbursed	(0.06)% [6]	0.00%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	2.14%[6]	2.04%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.09% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and in the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.11%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and in the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.11% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), expenses of other investment companies in which the Target Fund may invest, and extraordinary expenses such as litigation) will not exceed 1.67% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.67% of the average daily net assets of Class I shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the Expense Limitation.

Redwood Managed Volatility Fund (Target Fund)

Redwood Managed Volatility Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class Y	Acquiring Fund Class Y (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.54%	0.32%[1]
Acquired Fund Fees and Expenses	0.47%[2]	0.47%[3]
Total Annual Fund Operating Expenses	2.26%[4]	2.04%[5,6]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.09% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and in the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.11%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and in the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.11% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.79% of the average daily net assets of Class Y shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the Expense Limitation.

Redwood Managed Municipal Income Fund (Target Fund)

Redwood Managed Municipal Income Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.49%	0.33%[1]
Acquired Fund Fees and Expenses	1.31%[2]	1.31%[3]
Total Annual Fund Operating Expenses	2.50%[4]	2.34%[5]
Fees Waived and/or Expenses Reimbursed	(0.19)%[6]	(0.03)%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	2.31%[6]	2.31%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.14% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.08%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.08% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), expenses of other investment companies in which the Target Fund may invest, and extraordinary expenses such as litigation) will not exceed 1.00% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.00% of the average daily net assets of Class I shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Redwood AlphaFactor® Tactical International Fund (Target Fund)

Redwood AlphaFactor® Tactical International Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class N	Acquiring Fund Class N (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.50%	0.37%[1]
Acquired Fund Fees and Expenses	0.26%[2]	0.26%[3]
Total Annual Fund Operating Expenses	1.91%[4]	1.78%[5]
Fees Waived and/or Expenses Reimbursed	(0.20)%[6]	(0.07)%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.71%[6]	1.71%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.15% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.11%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.04% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Target Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.45% of average daily net assets attributable to Class N shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.45% of the average daily net assets of Class N shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Redwood AlphaFactor® Tactical International Fund (Target Fund)

Redwood AlphaFactor® Tactical International Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.50%	0.37%[1]
Acquired Fund Fees and Expenses	0.26%[2]	0.26%[3]
Total Annual Fund Operating Expenses	1.66%[4]	1.53%[5]
Fees Waived and/or Expenses Reimbursed	(0.20)%[6]	(0.07)%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.46%[6]	1.46%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.15% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.11%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.04% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Target Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.20% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of Class I shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Redwood Systematic Macro Trend (“SMarT®”) Fund (Target Fund)

Redwood Systematic Macro Trend (“SMarT®”) Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class N	Acquiring Fund Class N (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.40%	0.29%[1]
Acquired Fund Fees and Expenses	0.29%[2]	0.29%[3]
Total Annual Fund Operating Expenses	1.94%[4]	1.83%[5]
Fees Waived and/or Expenses Reimbursed	(0.11)%[6]	(0.00)%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.83%[6]	1.83%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.15% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.10%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.10% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Target Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.55% of average daily net assets attributable to Class N shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of Class N shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the Expense Limitation.

Redwood Systematic Macro Trend (“SMarT®”) Fund (Target Fund)

Redwood Systematic Macro Trend (“SMarT®”) Fund (Acquiring Fund)

Shareholder Fees (fees paid directly from your investment)	Target Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.40%	0.29%[1]
Acquired Fund Fees and Expenses	0.29%[2]	0.29%[3]
Total Annual Fund Operating Expenses	1.69%[4]	1.58%[5]
Fees Waived and/or Expenses Reimbursed	(0.11)%[6]	(0.00)%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.58%[6]	1.58%[7]

[1]	The Acquiring Fund’s “Other Expenses”, which include 0.15% of shareholder service fees, have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Redwood; actual expenses may differ.

[4]	The operating expenses in this fee table will not correlate to the expense ratio in the Target Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Fund. In addition, the fees and expenses shown in the table above and the Expense Example that follows include the Target Fund’s share of the fees and expenses of an affiliated fund in which the Target Fund invests. However, to avoid charging duplicative fees, Redwood voluntarily waives and/or reimburses the Target Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. During the fiscal year ended October 31, 2024, the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund was 0.10%. The amount of this waiver/reimbursement will fluctuate depending on the Target Fund’s daily allocations to the underlying affiliated fund.

[5]	The fees and expenses shown in the table above and the Expense Example that follows include the Acquiring Fund’s share of the estimated fees and expenses of an affiliated fund in which the Acquiring Fund will invest. However, to avoid charging duplicative fees, Redwood will voluntarily waive and/or reimburse the Acquiring Fund’s management fee with respect to the amount of its net assets invested in such underlying affiliated fund. The Acquiring Fund estimates the amount waived and/or reimbursed by Redwood with respect to investments in the underlying affiliated fund will be 0.10% for the current fiscal year. The amount of this waiver/reimbursement will fluctuate depending on the Acquiring Fund’s daily allocations to the underlying affiliated fund.

[6]	Redwood has contractually agreed to reduce the Target Fund’s fees and/or absorb expenses of the Target Fund until at least March 1, 2026, to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Target Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Target Fund’s Board of Trustees on 60 days’ written notice to Redwood. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund in future years on a rolling three-year basis (within three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

[7]	Redwood has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% of the average daily net assets of Class I shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Target Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Redwood is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the Expense Limitation.

Example

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects contractual fee waiver and/or expense reimbursements only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Redwood Managed Volatility Fund	One Year	Three Years	Five Years	Ten Years
Target Fund – Class N Shares	$242	$762	$1,308	$2,800
Acquiring Fund - Class N Shares (Pro forma)	$232	$715	$1,225	$2,626
Target Fund - Class I Shares	$217	$682	$1,174	$2,529
Acquiring Fund - Class I Shares (Pro forma)	$207	$640	$1,098	$2,369
Target Fund – Class Y Shares	$218	$696	$1,200	$2,587
Acquiring Fund – Class Y Shares (Pro forma)	$207	$640	$1,098	$2,369

Redwood Managed Municipal Income Fund	One Year	Three Years	Five Years	Ten Years
Target Fund - Class I Shares	$234	$760	$1,313	$2,822
Acquiring Fund - Class I Shares (Pro forma)	$234	$728	$1,248	$2,674

Redwood AlphaFactor® Tactical International Fund	One Year	Three Years	Five Years	Ten Years
Target Fund – Class N Shares	$174	$581	$1,013	$2,216
Acquiring Fund - Class N Shares (Pro forma)	$174	$553	$958	$2,089
Target Fund - Class I Shares	$149	$504	$883	$1,949
Acquiring Fund - Class I Shares (Pro forma)	$149	$477	$828	$1,818

Redwood Systematic Macro Trend (“SMarT®”) Fund	One Year	Three Years	Five Years	Ten Years
Target Fund – Class N Shares	$187	$600	$1,032	$2,256
Acquiring Fund - Class N Shares (Pro forma)	$186	$576	$990	$2,148
Target Fund - Class I Shares	$162	$523	$908	$1,989
Acquiring Fund - Class I Shares (Pro forma)	$161	$499	$860	$1,878

C.       The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of each Target Fund and its corresponding Acquiring Fund are the same, and the principal investment strategies are substantially similar. Because the investment objectives and principal investment strategies of each Target Fund and its corresponding Acquiring Fund are the same or substantially similar, the risks of investing in each Target Fund and Acquiring Fund are substantially the same.  Although a Target Fund and its corresponding Acquiring Fund sometimes use slightly different wording or terminology to describe their respective principal investment strategies and risks, such differences do not result in any substantive difference between the way the Target Fund has been managed and the way the corresponding Acquiring Fund will be managed.

Each Fund’s investment objective, principal investment strategies and risks are discussed in more detail below.

Comparison of Principal Investment Objectives

The investment objective of each Target Fund and the corresponding Acquiring Fund are the same. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Target/Acquiring Fund	Investment Objective
Redwood Managed Volatility Fund (Target Fund)/ Redwood Managed Volatility Fund (Acquiring Fund)	The Fund seeks a combination of total return and prudent management of portfolio downside volatility and downside loss.
Redwood Managed Municipal Income Fund (Target Fund)/Redwood Managed Municipal Income Fund (Acquiring Fund)	The Fund seeks to generate tax-efficient income, while focusing on managing downside risk.
Redwood AlphaFactor® Tactical International Fund (Target Fund)/Redwood AlphaFactor® Tactical International Fund (Acquiring Fund)	The Fund seeks to generate long-term total return with capital preservation as a secondary objective.
Redwood Systematic Macro Trend (“SMarT®”) Fund (Target Fund)/Redwood Systematic Macro Trend (“SMarT®”) Fund (Acquiring Fund)	The Fund seeks to generate capital appreciation while focusing on managing downside risk.

Comparison of Principal Investment Strategies

The principal investment strategies of each Target Fund are substantially similar to the principal investment strategies of the corresponding Acquiring Fund. Each Fund seeks to achieve its investment objective by using the following strategies.

Redwood Managed Volatility Fund (Target Fund)

Redwood Managed Volatility Fund (Acquiring Fund)

Target Fund	Acquiring Fund
To pursue its investment objective the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Adviser uses a quantitatively driven process that seeks to invest in diversified high yield bond, bank loan, and other fixed income exposures with similar characteristics when the high yield bond and bank loan markets are trending upwards, and short-term fixed income securities when the high yield bond and bank loan markets are trending downwards. By tactically allocating its investments, the Fund seeks to reduce its exposure to declines in the high yield bond and bank loan markets, thereby seeking to limit downside volatility and downside loss in down-trending markets.	In pursuing its investment objective, the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Adviser uses a quantitatively-driven process that seeks exposure to diversified high yield bonds, bank loans, and other fixed income securities with similar characteristics when it believes the high yield bond and bank loan markets are trending upwards, and exposure to short-term fixed income securities when it believes the high yield bond and bank loan markets are trending downwards. By tactically allocating the Fund’s investments, the Adviser seeks to reduce the Fund’s exposure to declines in the high yield bond and bank loan markets, and thereby limit downside volatility and downside loss in down-trending markets.
The Fund’s exposure to these asset classes will be achieved through investments in derivative instruments such as total return swaps, which may include swaps on either individual or baskets of underlying diversified high yield bond exchange-traded funds (“ETFs”), bank loan funds, multi-sector bond funds and other fixed income funds, and credit default swaps. A total return swap is a contract that exchanges a floating rate for the total return of a security or index in which a payer and receiver exchange the credit risk and market risk of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk and market risk to the receiver. The Fund’s investments in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of a reference asset, will usually be on mutual funds or ETFs that are determined by the Adviser to be representative of the various fixed income classes described above. A credit default swap is a contract that enables an investor to buy or sell protection against a pre-determined issuer credit event. One party, acting as a “protection buyer,” makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.	The Fund’s exposure to these asset classes is achieved through investments in derivative instruments such as total return swaps, which may include swaps on either individual or baskets of underlying diversified high yield bond exchange-traded funds (“ETFs”), bank loan funds, multi-sector bond funds and other fixed income funds, and credit default swaps. A swap is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. A total return swap is a contract that exchanges a set rate for the total return of an underlying security or index. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk and market risk to the receiver. The Fund’s exposure to the different asset classes may be achieved through investments in total return swaps the reference assets of which will usually be mutual funds or ETFs that are determined by the Adviser to be representative of the various fixed income assets described above. A credit default swap is a contract that enables an investor to buy or sell protection against a pre-determined issuer credit event. One party, acting as a “protection buyer,” makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers payment or other factors. As a credit protection seller in a credit default swap, the Fund would be required to make specific payments to the credit protection buyer if a negative credit event occurs with respect to a specified issuer, such as a failure to pay interest or principal on a reference debt obligation. In return for its obligation, the Fund would receive from the credit protection buyer a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the swap, provided that no negative credit event has occurred. If no negative credit event occurs, the Fund would keep the stream of payments, and would have no payment obligations to the credit protection buyer. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities. As the credit protection seller, the Fund would be subject to investment exposure on the notional amount of the swap (i.e., the agreed upon basis for calculating the payments that the parties have agreed to exchange). A credit protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty, resulting in a loss of value to the Fund.

Target Fund	Acquiring Fund

The Fund may also enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s). The purchase of credit default swaps involves costs, which will reduce the Fund’s return. In certain circumstances, credit default swaps could be used to assist in managing the duration of the Fund.	The Fund may also enter into credit default swaps as a credit protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers, or to attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s). A credit protection buyer may lose its investment and recover nothing should a negative credit event not occur. The purchase of credit default swaps involves costs, which will reduce the Fund’s return. In certain circumstances, credit default swaps could be used to assist in managing the duration of the Fund. Duration is a measure used to determine the interest rate risk of a portfolio of fixed income securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
The derivative instruments in which the Fund invests may obtain their investment exposure from underlying securities of any maturity or quality, including securities rated below investment grade. The Fund may also gain exposure to the high yield bond and bank loan markets (both public and private debt) through direct investments in bonds or through investments in investment companies, including open-end mutual funds, ETFs, closed-end funds, including tender offer and interval funds and business development companies, and real estate investment trusts (“REITs”). The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The bonds in which the Fund may directly invest may be of any maturity or quality, including securities rated below investment grade.	The derivative instruments in which the Fund invests may obtain their investment exposure from underlying securities of any maturity or quality, including securities rated below investment grade (“junk bonds”). The Fund may also gain exposure to the high yield bond and bank loan markets (both public and private debt) through direct investments in bonds or through investments in investment companies, including open-end mutual funds, ETFs, closed-end funds, including tender offer and interval funds and business development companies, and real estate investment trusts (“REITs”). The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The bonds in which the Fund may directly invest may be of any maturity or quality, including securities rated below investment grade.
The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in derivatives of other investment companies that hold securities of foreign (non-U.S.) issuers. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may also invest in money market funds or other investment companies whose assets are comprised primarily of short-term fixed income securities. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade (“junk bonds”). The Fund may invest in affiliated and unaffiliated registered investment companies.	The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in derivatives of other investment companies that hold securities of foreign (non-U.S.) issuers. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may also invest in money market funds or other investment companies whose assets are comprised primarily of short-term fixed income securities. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade. The Fund may invest in affiliated and unaffiliated registered investment companies.

Target Fund	Acquiring Fund

The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets. However, the Fund’s downside volatility may be higher than the general global equity, fixed income, currency and commodity markets over short-term periods.	The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets. However, the Fund’s downside volatility may be higher than the general global equity, fixed income, currency and commodity markets over short-term periods.
The Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of the Fund’s assets (which includes the borrowed amount). The Fund may borrow money to enter into swap contracts that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.	The Fund has the ability under the Investment Company Act of 1940, as amended (the “1940 Act”), to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of the Fund’s assets (which includes the borrowed amount). The Fund may borrow money to enter into swaps that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

Redwood Managed Municipal Income Fund (Target Fund)

Redwood Managed Municipal Income Fund (Acquiring Fund)

Target Fund	Acquiring Fund
Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Fund implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when various risk measurements show the high yield municipal bond markets are trending upwards, and municipal money market securities or funds when the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) primarily in short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income assets classes such as, but not limited to, long-term, intermediate and short-term municipal funds and single state municipal funds. In performing its investment selection, the high-yield municipal asset class’s directional trends are evaluated using quantitative models and inputs. Though it intends to invest primarily in the securities identified immediately above, the Fund may invest in debt securities of any credit quality or maturity. In addition to high yield municipal bond markets, the Fund may also have exposure to the U.S. fixed income markets (including private debt) by investing up to 20% of its assets in other investment companies that are not municipal funds, including open-end mutual funds, ETFs, closed-end funds (including tender offer and interval funds and business development companies), and real estate investment trusts (“REITs”). The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The Fund may invest in affiliated and unaffiliated investment companies.	Under normal circumstances, the Fund invests, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in, or derives at least 80% of its income from, securities that are exempt from regular federal income tax regardless of whether those securities subject the investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Adviser implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or exchange-traded funds (“ETFs”) when the Adviser’s quantitative risk models indicate that the high yield municipal bond markets are trending upwards, and municipal money market securities or funds when the risk measurements indicate that the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested primarily in: (i) high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income asset classes such as, but not limited to, short-, intermediate-, and long-term municipal funds and single state municipal funds. In selecting investments for the Fund’s portfolio, the Adviser evaluates the high-yield municipal asset class’s directional trends using quantitative models and inputs. The Fund’s direct investments in municipal securities may include securities of any credit quality or maturity.
To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of its assets (which includes the borrowed amount). The Fund may invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. The Fund may borrow money to enter into swap contracts that may leverage the Fund’s portfolio to a significant degree.	Although the Adviser intends for the Fund to invest primarily in the securities identified immediately above, the Fund may also have exposure to the U.S. fixed income markets (including private debt) by investing up to 20% of its assets in other investment companies that are not municipal funds, including open-end mutual funds, ETFs, closed-end funds (including tender offer and interval funds and business development companies), and real estate investment trusts (“REITs”). The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade (“junk bonds”). The Fund may invest in affiliated and unaffiliated investment companies.
To seek greater investment exposure to the Fund’s holdings, the Fund has the ability under the Investment Company Act of 1940, as amended (the “1940 Act”), to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of its assets (which includes the borrowed amount). The Fund may invest directly or indirectly in various types of derivatives, including swaps, as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. The Fund may borrow money to enter into swaps that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

Redwood AlphaFactor® Tactical International Fund (Target Fund)

Redwood AlphaFactor® Tactical International Fund (Acquiring Fund)

Target Fund	Acquiring Fund
The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the Redwood AlphaFactor® Tactical International Index (the “International Index”). The International Index utilizes a quantitative, factor-based, investment methodology focused on large and middle capitalization common stocks of both developed and emerging markets outside of the United States, typically of companies with market capitalizations of greater than $2 billion. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. The International Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities of developed international markets and emerging market countries or investments that are economically tied to equity securities (i.e., derivatives) such as American Depositary Receipts (ADRs), equity options, swaps, convertible bonds and warrants. In seeking to track the performance of the International Index, the Fund will typically hold approximately 100 stocks in its portfolio. However, the Fund may be invested in more or less than 100 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.	The Fund employs an investment approach designed to track the performance of the Redwood AlphaFactor® Tactical International Index (the “International Index”), a proprietary index of the Adviser. The International Index utilizes a quantitative, factor-based, investment methodology focused on large- and medium-capitalization common stocks of issuers domiciled in both developed and emerging markets outside of the United States, typically of companies with market capitalizations of greater than $2 billion. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt-to-asset ratios. The International Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities of developed international markets and emerging market countries or investments that are economically tied to equity securities, such as American Depositary Receipts (“ADRs”), convertible bonds, warrants, and derivatives, including equity options and swaps. The Fund will typically hold approximately 100 stocks in its portfolio, however, the Fund may be invested in more or less than 100 stocks at any given time and may use other equity-linked securities in implementing its investment strategies.

Target Fund	Acquiring Fund

The strategy used by the International Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above-average risk. Under normal market conditions, the Fund will be invested in securities of countries outside of the United States or in investments that are economically tied to such foreign securities. In response to adverse market conditions, the Fund, in tracking the International Index, may be invested for temporary, defensive purposes in money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, and in short- and intermediate-term U.S. or foreign Treasury bond or bond funds. Such investments can either be direct or through investments in other investment companies, including open-end mutual funds and exchange-traded funds (“ETFs”). The Fund may also invest up to 15% if its assets in closed-end funds, including tender offer and interval funds, and in real estate investment trusts (“REITs”). The Fund may invest in affiliated and unaffiliated investment companies.	The strategy used by the International Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above-average risk. Under normal market conditions, the Fund will be invested in securities of countries other than the United States or in investments that are economically tied to such foreign securities. In response to adverse market conditions, the Fund, in tracking the International Index, may be invested for temporary, defensive purposes in money market instruments such as U.S. Treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, and in short- and intermediate-term U.S. or foreign Treasury bond or bond funds. Such investments can be made either directly or through investments in other investment companies, including open-end mutual funds and exchange-traded funds (“ETFs”). The Fund may also invest up to 15% of its assets in closed-end funds, including tender offer and interval funds, and in real estate investment trusts (“REITs”). The Fund may invest in affiliated and unaffiliated investment companies.
The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the International Index by investing in a portfolio of securities that generally replicates the International Index. The Fund may hold securities that are not specific securities held by the International Index at all times in executing its replication strategy of attempting to produce returns that track the International Index. This replication strategy includes using equity swaps, index swaps, ADRs, and various other securities that are not securities within the International Index themselves. In addition, when equity derivatives are such as equity swaps are used, the collateral for these swaps can be held in various fixed income instruments including but not limited to, cash, money markets, short to intermediate bonds, and short duration private debt. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries. The Fund will use Solactive, AG as its index provider.	The Adviser uses a “passive” or indexing approach to attempt to approximate the investment performance of the International Index by investing in a portfolio of securities that generally replicates the International Index. The Fund may hold securities that are not specific securities held by the International Index in executing its replication strategy of attempting to produce returns that track the International Index. This replication strategy includes using equity swaps, index swaps, ADRs, and various other securities that are not securities within the International Index themselves. In addition, when equity derivatives such as equity swaps are used, the collateral for these swaps can be held in various fixed income instruments including but not limited to, cash, money markets, short to intermediate bonds, and short duration private debt. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries. The Adviser uses Solactive, AG as its index calculation agent.

Target Fund	Acquiring Fund

The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise the International Index in approximate proportion to their weightings in the International Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the International Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the International Index, purchase securities not in the International Index that the Adviser believes are appropriate to substitute for certain securities in the International Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the International Index in anticipation of their removal from the International Index or purchase securities not represented in the International Index in anticipation of their addition to the International Index. The Fund may also, in order to comply with the tax diversification requirements of the Code, temporarily invest in securities not included in the International Index that are expected to be correlated with the securities included in its Index.	The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise the International Index in approximate proportion to their weightings in the International Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the International Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the International Index, purchase securities not in the International Index that the Adviser believes are appropriate to substitute for certain securities in the International Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the International Index in anticipation of their removal from the International Index or purchase securities not represented in the International Index in anticipation of their addition to the International Index. The Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), temporarily invest in securities not included in the International Index that are expected to be correlated with the securities included in its Index.
Given the Fund’s investment objective of attempting to track the performance of the International Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the International Index it tracks.	Given the Fund’s investment strategy designed to track the performance of the International Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the International Index it tracks.
The Fund may engage in active and frequent trading.	The Fund may engage in active and frequent trading.

Redwood Systematic Macro Trend (“SMarT®”) Fund (Target Fund)

Redwood Systematic Macro Trend (“SMarT®”) Fund (Acquiring Fund)

Target Fund	Acquiring Fund
Utilizing a quantitative and tactical approach, the Fund implements an investment strategy that seeks to hold a diversified portfolio of securities, exchange-traded funds (“ETFs”), open-end investment companies and/or closed-end investment companies, including tender offer and interval funds within any of the following asset classes when, in the view of the Adviser various risk measurements show the potential to produce positive returns: domestic and international small-cap equities; growth and income equities; preferred securities; convertible bonds; high yield bonds and leveraged loans; emerging market bonds; and real estate investment trusts. During periods that the Adviser identifies as above average risk, the Fund’s assets may be moved into money market instruments, including money market funds, or U.S. government security funds. In performing its investment selection, the Adviser evaluates directional trends using quantitative models and inputs. The Fund may invest up to 20% of its net assets in open-end investment companies or ETFs that invest primarily in emerging market debt. Though it intends to invest in the securities identified above, the Fund may also invest in debt securities of any credit quality or maturity and other equity securities. The Fund may invest in affiliated and unaffiliated investment companies.	Utilizing a quantitative and tactical approach, the Fund implements an investment strategy that seeks to invest in a diversified portfolio of securities, open-end investment companies, including exchange-traded funds (“ETFs”), and/or closed-end investment companies, including tender offer and interval funds within any of the following asset classes when, in the view of the Adviser, various risk measurements show the potential to produce positive returns: domestic and international small-cap equities; growth and income equities; preferred securities; convertible bonds; high yield bonds and leveraged loans; emerging market bonds; and real estate investment trusts (“REITs”). The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. During periods that the Adviser identifies as having above average risk of loss, the Fund’s assets may be moved into money market instruments, including money market funds or U.S. government securities funds. In selecting investments for the Fund’s portfolio, the Adviser evaluates directional trends using quantitative models and inputs. The Fund may invest up to 20% of its net assets in open-end investment companies or ETFs that invest primarily in emerging market debt. Although the Adviser intends for the Fund to invest primarily in the securities identified above, the Fund may also invest in debt securities of any credit quality or maturity and other equity securities. The Fund may invest in the securities of any market capitalization. The Fund may invest in affiliated and unaffiliated investment companies.
The Adviser’s quantitative strategy takes into account macro market data and other market-based inputs and metrics to seek to identify market trends. When making investment decisions for the Fund the portfolio managers consider both technical factors as well as an assessment of current market conditions and other factors.	The Adviser’s quantitative strategy takes into account macro market data and other market-based inputs and metrics to seek to identify market trends. When making investment decisions for the Fund, the Adviser considers both technical factors as well as an assessment of current market conditions and other factors.
The Fund may also invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in the amount up to one-third of its assets (which includes the borrowed amount). The Fund may borrow money to enter into swap contracts that may leverage the Fund’s portfolio to a significant degree. The Fund may also borrow money for direct investment purposes to purchase underlying securities in which the Fund invests. These derivatives and borrowing transactions could create aggregate exposure to securities for the Fund in excess of its net assets, thereby leveraging the Fund.	The Fund may also invest directly or indirectly in various types of derivatives, including swaps, as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. To seek greater investment exposure to the Fund’s holdings, the Fund has the ability under the Investment Company Act of 1940, as amended (the “1940 Act”), to leverage its portfolio by borrowing money from a bank in the amount up to one-third of its assets (which includes the borrowed amount). The Fund may borrow money to enter into swaps that may leverage the Fund’s portfolio to a significant degree. The Fund may also borrow money for direct investment purposes to purchase underlying securities in which the Fund invests. These derivatives and borrowing transactions could create aggregate exposure to securities for the Fund in excess of its net assets, thereby leveraging the Fund. In addition, the Fund may engage in active and frequent trading.

Comparison of Principal Investment Risks

This section will help you compare the risks of each Target Fund and the corresponding Acquiring Fund, which are set forth in the following tables. Although the Funds describe and organize them differently, the principal risks associated with investments in each Target Fund and the corresponding Acquiring Fund are substantially similar because the Funds have identical investment objectives and substantially similar investment strategies.

The risks of the Funds are described in the summary sections of their respective prospectuses as follows:

Target Funds	Acquiring Funds

Market Risk (All Funds). Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond markets, volatility in the equities markets or adverse sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Market Risk (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Target Funds	Acquiring Funds

Market Events Risk (All Funds). There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

Recent Market Events (All Funds). Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Counterparty Risk (Redwood Managed Volatility Fund). The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty. In addition, the Fund may enter into swap agreements with only a single counterparty or with a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk.

Counterparty Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Target Funds	Acquiring Funds

Counterparty Risk (Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty. The risk that the Fund’s counterparty to an over-the-counter derivative contract, such as a total return swap, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Counterparty risk is a type of credit risk.

See the Acquiring Funds’ “Counterparty Risk” above.

Management Risk (All Funds). The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.

Management and Strategy Risk (All Funds). The value of your investment depends on the judgment of the Fund’s adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Portfolio Turnover Risk (All Funds).  The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Portfolio Turnover Risk (All Funds). Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Target Funds	Acquiring Funds

Managed Volatility Strategy Risk (Redwood Managed Volatility Fund). Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact or limit the Fund’s downside risk as intended. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally, while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Managed Volatility Strategy Risk (Redwood Managed Volatility Fund). Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact or limit the Fund’s downside risk as intended. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally, while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market.

Investment Companies Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood AlphaFactor® Tactical International Fund). When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of debt securities, real estate industry, or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

ETF and Mutual Fund Risk (All Funds). Investing in ETFs or mutual funds (including other funds managed by the Fund’s adviser) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Target Funds	Acquiring Funds

Investment Companies Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund). When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of those of, debt securities, real estate industry or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed-end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). The Fund may invest in inverse ETFs, which may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.

See the Acquiring Funds’ “ETF and Mutual Fund Risk” above.
See the Target Funds’ “Investment Companies Risk” above and “Underlying Funds Risk” below.

Closed-End Funds Risk (All Funds). Shares of closed-end funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end funds shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that a discount on shares of closed-end funds purchased by the Fund will not decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value for those shares. As a shareholder in a closed-end fund, the Fund bears its ratable share of the fund’s expenses, subjecting Fund shareholders to additional expenses.

Underlying Funds Risk (All Funds). The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

See the Acquiring Funds’ “ETF and Mutual Fund Risk” and “Closed-End Funds Risk” above.

Target Funds	Acquiring Funds

Model Risk (Redwood Managed Volatility Fund and Redwood Managed Municipal Income Fund). The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Same as the Target Funds (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).

Rules Based Strategy Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund). A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.

Rules-Based Strategy Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood AlphaFactor® Tactical International Fund). A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors.

Index Tracking Error Risk (Redwood AlphaFactor® Tactical International Fund). The performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund will not be fully invested in the securities of the Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in the International Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions

Same as the Target Fund (Redwood AlphaFactor® Tactical International Fund).

Target Funds	Acquiring Funds

Index Risk (Redwood AlphaFactor® Tactical International Fund). The Fund is substantially managed with a passive investment strategy, that attempts to track the performance of the International Index. As a result, the Fund expects to hold constituent securities of the International Index regardless of their current or projected performance, although the Fund may adopt a temporary defensive position in response to adverse market, economic, political or other conditions and may also hold securities not in the International Index. The Fund does not utilize an investing strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections. In addition, the Fund’s return may not match or achieve a high degree of correlation with the return of the International Index due to operating expenses, transaction costs, and cash flows.

Same as the Target Fund (Redwood AlphaFactor® Tactical International Fund).

Active Trading Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund). A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs that may result in lower investment returns. Active trading of securities may also increase the Fund’s realized capital gains and losses, which may affect the taxes you pay as a Fund shareholder.

See the Acquiring Funds’ “Portfolio Turnover Risk” above.

Equity Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Equity Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Target Funds	Acquiring Funds

Preferred Securities Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund). Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Preferred Stock Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Quantitative Investing Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund if they are accurate.

Same as the Target Funds (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).

Target Funds	Acquiring Funds

Fixed Income Securities Risk (All Funds). When the Fund invests in fixed income securities (or derivatives), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to, and changing business practices of, financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which may reduce the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Fixed Income Securities Risk (All Funds). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Municipal Bond Risk (Redwood Managed Municipal Income Fund). The issuers of municipal bonds in which the Fund may invest may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax to pay interest or repay principal. For example, the novel coronavirus (COVID-19) has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund. Municipal bond income could become taxable in the future and/or investments in bonds subject to the alternative minimum tax may result in tax liability for shareholders.

Same as the Target Fund (Redwood Managed Municipal Income Fund).

High Yield Fixed Income Securities (“Junk Bond”) Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade debt instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Junk bonds may experience more price volatility and a more limited market then the market for investment-grade fixed income securities.

High Yield (“Junk”) Bond Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Target Funds	Acquiring Funds

Foreign (Non-U.S.) Investment Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).  Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Foreign Investment Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Emerging Markets Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Emerging Markets Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Target Funds	Acquiring Funds

Foreign Custody Risk (Redwood AlphaFactor® Tactical International Fund). The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Same as the Target Fund (Redwood AlphaFactor® Tactical International Fund).

Currency Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund).  The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the U.S. or abroad.

Currency Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund). The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Target Funds	Acquiring Funds

Derivatives Risk (All Funds). The derivative instruments in which the Fund may invest in order to better track the Index may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin or collateral if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in regulations relating to a fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Derivatives Risk (All Funds). Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Swap Risk (Redwood Managed Volatility Fund). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

•     Total Return Swaps Risk. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Swap Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). A swap is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Target Fund has invested in that investment or instrument. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments. By using swaps, the Fund is exposed to additional risks concerning the counterparty. The use of swaps could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swaps than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

Target Funds	Acquiring Funds

Swap Risk (Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).  Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

See the Acquiring Funds’ “Swap Risk” above.

Credit Default Swaps Risk (Redwood Managed Volatility Fund). A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The maximum risk of loss for sell protection on a credit default swap is the notional value of the total underlying amount of the swap.

No corresponding risk factor. See the Acquiring Funds’ “Swap Risk” above.
No corresponding risk factor.

Convertible Securities Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Asset Allocation Risk (Redwood Managed Volatility Fund and Redwood Managed Municipal Income Fund). Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

Asset Allocation Risk (Redwood Managed Volatility Fund and Redwood Managed Municipal Income Fund). The Fund’s allocation among various asset classes and investments may not produce the desired results.

Target Funds	Acquiring Funds

Bank Loan Risk (Redwood Managed Volatility Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).  The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Same as the Target Fund (Redwood Managed Volatility Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).

Borrowing Risk (Redwood Managed Volatility Fund and Redwood Managed Municipal Income Fund). Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.

Borrowing Risk (Redwood Managed Volatility Fund and Redwood Managed Municipal Income Fund). The Fund intends to borrow for investment purposes. Borrowing creates leverage and results in expenses that will be borne by the Fund and may reduce the Fund’s return. Borrowing for investment purposes may result in adverse consequences to shareholders, including, but not limited to (i) greater fluctuations in the Fund’s NAV; (ii) use of cash flow for debt service (i.e., distributions to shareholders may be subordinated to payments required in connection with any borrowing); and (iii) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants.

Borrowing Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund). Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

See the Acquiring Funds’ “Borrowing Risk” above.

Cash Positions Risk (All Funds).  The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Cash and Cash Equivalents Risk (All Funds). The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Target Funds	Acquiring Funds

Market Capitalization Risk (Redwood Systematic Macro Trend (“SMarT®”) Fund). The Fund’s anticipated weighting towards small-sized companies subjects the Fund to the risk that small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes.

Market Capitalization Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Market Capitalization Risk (Redwood AlphaFactor® Tactical International Fund). The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Small and medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

See the Acquiring Funds’ “Market Capitalization Risk” above.

Calculation Methodology Risk (Redwood AlphaFactor® Tactical International Fund). The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser, nor the Calculation Agent can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Same as the Target Fund (Redwood AlphaFactor® Tactical International Fund).

Target Funds	Acquiring Funds

American Depositary Receipts Risk (Redwood AlphaFactor® Tactical International Fund). ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

See the Acquiring Funds’ “Foreign Investment Risk” above.

Credit Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The risk that the Fund could lose money if the issuer or guarantor of a fixed income security or a derivative contract is unwilling or unable to make timely payments to meet its contractual obligations. Changes in credit rating of a debt security held by the Fund could have a similar effect.

Credit Risk (Redwood Managed Volatility Fund, Redwood Managed Municipal Income Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

Cybersecurity Risk (All Funds). There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other Service Providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

Cybersecurity Risk (All Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Gap Risk (All Funds). The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Same as the Target Funds (All Funds).

Target Funds	Acquiring Funds

Leveraging Risk (All Funds). To the extent the Fund uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet additional margin or collateral requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Leveraging Risk (All Funds). Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk (Redwood Managed Volatility Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In stressed markets, certain types of securities may suffer periods of illiquidity if they are disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer. Securities of companies with smaller market capitalizations, foreign securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Liquidity Risk (All Funds). The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Target Funds	Acquiring Funds

Liquidity Risk (Redwood Managed Municipal Income Fund). Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In stressed markets, certain types of securities may suffer periods of illiquidity if they are disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual, or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. Securities of companies with smaller market capitalizations or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer.

See the Acquiring Funds’ “Liquidity Risk” above.

Money Market Instrument Risk (All Funds). The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

Same as the Target Funds (All Funds).

Target Funds	Acquiring Funds

Real Estate Investment Trusts (“REITs”) Risk (All Funds). There is risk that investments in REITs will make a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, such as changes in interest rates, real estate values and property taxes, cash flows of underlying real estate assets, and the management skill and creditworthiness of the issuer. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

REIT Risk (All Funds). The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Swaptions Risk (Redwood Managed Volatility Fund). A swaptions is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.

No corresponding risk factor. See the Acquiring Funds’ “Derivatives Risk” and “Swap Risk” above.

U.S. Government Securities Risk (Redwood Managed Volatility Fund). Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Same as the Target Fund (All Funds).

Target Funds	Acquiring Funds

U.S. Government Securities Risk (Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

See the Acquiring Funds’ “U.S. Government Securities Risk” above.

Valuation Risk (Redwood Managed Volatility Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Same as the Target Funds (Redwood Managed Volatility Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).

Volatility Risk (Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Volatility Risk (Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and therefore the value of an investment in the Fund could decline significantly and without warning, including to zero.

Target Funds	Acquiring Funds

Geographic and Sector Risk (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund). The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so concentrated.

Same as the Target Funds (Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund).

Taxability Risk (Redwood Managed Municipal Income Fund). There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund or an underlying fund in which it invests could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an underlying fund in which it invests may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.

Same as the Target Fund (Redwood Managed Municipal Income Fund).
No corresponding risk factor.

Warrants and Rights Risk (Redwood AlphaFactor® Tactical International Fund). Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Yield Curve Risk (Redwood Managed Volatility Fund and Redwood Managed Municipal Income Fund). This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond price.	No corresponding risk factor for the Acquiring Funds.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental investment limitations of the Target Funds and the Acquiring Fund are set forth in the following table. The fundamental investment limitations of the Target Funds and Acquiring Funds are substantially similar. The fundamental investment limitations may only be amended with shareholder approval.

Policy	Target Funds’ Fundamental Investment Policies	Acquiring Funds’ Fundamental Investment Policies
Concentration

Each Target Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of the Target Fund’s total assets, taken at the time of investment, would be invested in the securities of issuers whose principal business activities are in the same industry, except that the Redwood AlphaFactor® Tactical International Fund will concentrate to approximately the same extent that its Index concentrates in the securities of such particular industry or group of related industries.

Each Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Redwood AlphaFactor® Tactical International will concentrate to approximately the same extent that its Index concentrates in the securities of such particular industry or group of related industries.
Issuing Senior Securities and Borrowing Money

Each Target Fund may not issue senior securities, except to the extent permitted under applicable securities laws.

Each Target Fund may not borrow money, except to the extent permitted under applicable securities laws.

Each Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Acquiring Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Loans	Each Target Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.

Each Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquiring Fund’s net assets.

Policy	Target Funds’ Fundamental Investment Policies	Acquiring Funds’ Fundamental Investment Policies

Commodities	Each Target Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.	Each Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Acquiring Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
Real Estate

Each Target Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent the Target Fund from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

Each Acquiring Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).
Underwriting

Each Target Fund may not act as an underwriter of securities of other issuers, except to the extent that the Target Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

Each Acquiring Fund may not act as underwriter, except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Diversification

With respect to 75% of its total assets, each of the Target Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer. In the event a Fund invests in underlying investment companies, the Fund will “look through” to the underlying assets in the underlying funds to determine diversification.

With respect to 75% of its total assets, each Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Names Policy

Under normal circumstances, the Redwood Managed Municipal Income Fund will, directly or indirectly, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax.

Under normal circumstances, the Redwood Managed Municipal Income Fund will, directly or indirectly, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax regardless of whether those securities subject the investors to alternative minimum tax.

The Funds observe the following non-fundamental investment restrictions. These non-fundamental investment restrictions may be amended without shareholder approval.

Policy	Target Funds’ Non-Fundamental Investment Policies	Acquiring Funds’ Non-Fundamental Investment Policies
Illiquid Investments	Each Target Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Each Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Pledging

Each Target Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Target Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

See “Issuing Senior Securities and Borrowing Money” above.
Borrowing	Each Target Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	See “Issuing Senior Securities and Borrowing Money” above.
Margin Purchases	Each Target Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.	No corresponding non-fundamental investment policy for the Acquiring Funds.

E.	Comparison of Investment Advisory Agreements

Investment Advisory Agreements

Redwood and the Trust have entered into two investment advisory agreements with respect to the Target Funds, the first on behalf of the Redwood Managed Volatility Fund, the second on behalf of the Redwood Managed Municipal Income Fund, Redwood AlphaFactor® Tactical International Fund and Redwood Systematic Macro Trend (“SMarT®”) Fund (together, the “Current Investment Advisory Agreements”). The terms of the Current Investment Advisory Agreements are substantially similar. The Current Investment Advisory Agreements describe the services Redwood provides to the Target Funds, which generally include investment research and management for the Target Funds and the purchase and sale of securities for the Target Funds’ portfolios. Under the terms of the Current Investment Advisory Agreements, Redwood is not subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Current Investment Advisory Agreements, in the absence of willful misfeasance, bad faith or gross negligence in the performance of Redwood’s duties, or by reason of reckless disregard of Redwood’s obligations and duties under the Current Investment Advisory Agreements.

The Current Investment Advisory Agreements continue in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Target Fund. The Current Investment Advisory Agreements may be terminated with respect to a Target Fund at any time without penalty on 60 days’ written notice by a vote of a majority of the Trustees, by Redwood, or by holders of a majority of the Target Fund’s outstanding shares. Each Current Investment Advisory Agreement shall terminate automatically in the event of its assignment. The Current Investment Advisory Agreements were last approved by the Board of the Trust, including a majority of the Independent Trustees, at a meeting held on December 10, 2024.

Pursuant to the terms of the Current Investment Advisory Agreements, Redwood is entitled to receive, on a monthly basis, the management fees listed in the table below as a percentage of each Target Fund’s average daily net assets.

Target Fund	Management Fee
Redwood Managed Volatility Fund	1.25%
Redwood Managed Municipal Income Fund	0.70%
Redwood AlphaFactor® Tactical International Fund	0.90%
Redwood Systematic Macro Trend (“SMarT®”) Fund	1.00%

Redwood has contractually agreed to reduce the Target Funds’ fees and/or to absorb expenses of the Target Funds until at least until March 1, 2026, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed the percentages in the table below, expressed as a percentage of average daily net assets attributable to each respective share class of the Target Funds. This agreement may be terminated by the Board on 60 days’ written notice to Redwood. These expense reimbursements are subject to possible recoupment from a Target Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the below expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Target Fund	Expense Cap
Redwood Managed Volatility Fund
Class I	1.67%
Class N	1.92%
Class Y	N/A
Redwood Managed Municipal Income Fund
Class I	1.00%
Redwood AlphaFactor® Tactical International Fund
Class I	1.20%
Class N	1.45%
Redwood Systematic Macro Trend (“SMarT®”) Fund
Class I	1.30%
Class N	1.55%

Additionally, each Target Fund invests in the Redwood Real Estate Income Fund, a closed-end registered investment company that is also advised by Redwood. Fees and expenses of each Target Fund’s investments in the Redwood Real Estate Income Fund will be borne by such Target Fund and its shareholders. However, to avoid charging duplicative fees, Redwood intends to voluntarily waive and/or reimburse each Target Fund’s management fee with respect to the amount of its net assets invested in the Redwood Real Estate Income Fund. The amount of this voluntary waiver and/or reimbursement will fluctuate depending on each Target Fund’s daily allocations to the Redwood Real Estate Income Fund.

Similar to the Current Investment Advisory Agreements, the new investment advisory agreement between IMST II and Redwood (the “New Investment Advisory Agreement”) with respect to each of the Acquiring Funds describes the services Redwood will provide to the Acquiring Funds, which are similar to the services currently provided by Redwood to the Target Funds. Redwood is not liable to IMST II under the terms of the New Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Redwood or IMST II in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Redwood with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Redwood’s part in the performance of its duties or from reckless disregard by Redwood of its duties under the New Investment Advisory Agreement. The New Investment Advisory Agreement may be terminated with respect to an Acquiring Fund at any time, without the payment of any penalty: (i) by the Board of IMST II or by a vote of a majority of the outstanding voting securities of the Acquiring Fund on 60 days’ written notice to Redwood; or (ii) by Redwood on 60 days’ written notice to IMST II. In addition, as with the Current Investment Advisory Agreements, the New Investment Advisory Agreement will terminate automatically upon its assignment. If a Reorganization is approved by the shareholders of a Target Fund, the New Investment Advisory Agreement with respect to that Acquiring Fund would go into effect following the Reorganization and would continue in force for a period of two years, unless sooner terminated as provided in the New Investment Advisory Agreement. The New Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the New Investment Advisory Agreement, Redwood will be entitled to receive, on a monthly basis, the management fees listed in the table below as a percentage of each Acquiring Fund’s average daily net assets, which are the same rates that Redwood currently is entitled to receive from the Target Funds.

Acquiring Fund	Management Fee
Redwood Managed Volatility Fund	1.25%
Redwood Managed Municipal Income Fund	0.70%
Redwood AlphaFactor® Tactical International Fund	0.90%
Redwood Systematic Macro Trend (“SMarT®”) Fund	1.00%

Redwood has contractually agreed to reduce the Acquiring Funds’ fees and/or to absorb expenses of the Acquiring Funds for a period of two years following the date of the Reorganizations, to ensure that total annual Fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquiring fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentages in the table below, expressed as a percentage of average daily net assets attributable to each respective share class of the Acquiring Funds. This agreement may be terminated by the Board on 60 days’ written notice to Redwood. These expense reimbursements are subject to possible recoupment from an Acquiring Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the below expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Acquiring Fund	Expense Cap
Redwood Managed Volatility Fund
Class I	1.67%
Class N	1.92%
Class Y	1.79%
Redwood Managed Municipal Income Fund
Class I	1.00%
Redwood AlphaFactor® Tactical International Fund
Class I	1.20%

Class N	1.45%
Redwood Systematic Macro Trend (“SMarT®”) Fund
Class I	1.30%
Class N	1.55%

In addition, like the Target Funds, the Acquiring Funds intend to invest in the Redwood Real Estate Income Fund, a closed-end registered investment company that is also advised by Redwood. Fees and expenses of each Acquiring Fund’s investments in the Redwood Real Estate Income Fund will be borne by such Acquiring Fund and its shareholders. However, to avoid charging duplicative fees, Redwood intends to voluntarily waive and/or reimburse each Acquiring Fund’s management fee with respect to the amount of its net assets invested in the Redwood Real Estate Income Fund. The amount of this voluntary waiver and/or reimbursement will fluctuate depending on each Acquiring Fund’s daily allocations to the Redwood Real Estate Income Fund.

F.	Comparison of Distribution Fees, Shareholder Service Fees, and Purchase, Redemption and Valuation Procedures

Distribution Fees, Shareholder Service Fees, Additional Payment to Broker-Dealers and Other Financial Intermediaries

	Target Funds	Acquiring Funds
Distribution Fees

Class N shares of the Funds have adopted a Distribution Plan (“12b-1 Plan”), pursuant to which each Fund may pay the Target Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares.

The Target Funds’ distributor and other entities are paid under the 12b-1 Plan for services provided and the expenses borne by the distributor and others in the distribution of Target Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Target Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the 12b-1 Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

IMST II has adopted a plan on behalf of the Acquiring Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows each Acquiring Fund to pay distribution fees for the sale and distribution of its Class N shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class N Shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class N shares. Since these fees are paid out of each Acquiring Fund’s assets attributable to the Acquiring Fund’s Class N shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class N shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of an Acquiring Fund associated with that class of shares.

	Target Funds	Acquiring Funds
Shareholder Service Fees	The Target Funds may make payments to certain shareholder servicing agents, and such payments are referred to in the Target Funds’ financial statements as third party administrative service fees.	Each Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services.
Additional Payments to Broker-Dealers and Other Financial Intermediaries

Redwood, the Target Funds’ distributor and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries in connection with the sale or retention of Target Fund shares, including affiliates of Redwood. Financial intermediaries include brokers, dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that promote the sale of Target Fund shares, provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Target Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The level of payments made to financial intermediaries in any given year will vary.

To the extent permitted by the SEC and FINRA rules and other applicable laws and regulations, Redwood, the Target Funds’ distributor and their affiliates may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at Redwood’s, the distributor’s or their affiliates’ discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Redwood may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Redwood, out of its own resources, and without additional cost to the Acquiring Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Redwood may pay cash compensation for inclusion of the Acquiring Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Funds’ shareholders. Redwood may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Target Funds compared to those of the Acquiring Funds. Additional information regarding the pricing, purchase and redemption of each Acquiring Fund’s shares is included in Appendix B.

	Target Funds	Acquiring Funds
Minimum Initial Investment and Minimum Additional Investment

Class I Shares require a minimum initial investment of $2,500.

Class Y Shares require a minimum initial investment of $20,000,000.

Class N Shares require a minimum initial investment of $10,000.

The minimum subsequent investment for each of the Class I Shares, Class Y Shares, and Class N Shares is $1,000.

Same as the Target Funds.
Purchase of Shares

You may invest in any Target Fund by:

•     Sending in a completed application form to the Target Fund’s transfer agent.

•      Purchasing by wire.

•      Purchasing through brokers or agents who have entered into selling agreements with the Target Fund’s distributor.

Same as the Target Funds.
Redeeming (Selling) Shares

You may redeem shares of any Target Fund by:

•      Submitting a written request for redemption to the Fund’s transfer agent.

•      By telephone.

•      By wire.

•      If shares of a Target Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Target Fund. The servicing agent may charge a fee for this service.

Same as the Target Funds.

	Target Funds	Acquiring Funds
Automatic Investment Plan

You may participate in any Target Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the respective Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Target Fund account.

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in an Acquiring Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House network.

Systematic Withdrawal Plan	If your individual account, individual retirement account, or other qualified plan account has a current account value of at least $10,000, you may participate in any Target Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the respective Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.	You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Acquiring Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record.
Low Balances	If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Target Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Target Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV..	Same as the Target Funds.

	Target Funds	Acquiring Funds
Payment of Redemption Proceeds

Once a Target Fund receives your redemption request in “good order” it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order” will not be sent until the check used for your purchase has cleared your bank.

You may redeem shares of an Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the transfer agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Acquiring Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, an Acquiring Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Acquiring Fund waits for the check to clear. Furthermore, an Acquiring Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Acquiring Fund’s securities or making such sale or the fair determination of the value of the Acquiring Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Acquiring Fund’s shareholders.

Exchanges	Upon request, eligible beneficial holders of Class N Shares may exchange their shares for Class I Shares of the same Target Fund. The Target Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class N Shares. Such an exchange will be effected at the NAV of the Class N Shares next calculated after the exchange request is received by the Target Funds’ transfer agent in good order. Shares of each class of the Target Fund represent equal pro rata interests in the Target Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class N Shares. The Target Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Target Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class N Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class Y shares of the Target Funds. The exchange privilege is not applicable to exchanges of one Target Fund for another.	Same as the Target Funds.

	Target Funds	Acquiring Funds
In-Kind Purchases and Redemptions	It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Target Fund’s ability to redeem in kind in order to meet shareholder redemption requests. Each Target Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the respective Target Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Target Fund and valued using the same procedures as used in calculating the Target Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

Each Acquiring Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Acquiring Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes.

Dividends and Distributions

The Redwood AlphaFactor® Tactical International and the Redwood Systematic Macro Trend (“SMarT®”) Fund each intend to distribute substantially all of their net investment income and net capital gains annually in December.

The Redwood Managed Volatility Fund intends to pay all of its net income quarterly and net capital gains annually in December.

The Redwood Managed Municipal Income Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December.

Both types of distributions will be reinvested in shares of the respective Target Fund unless you elect to receive cash.

The Redwood AlphaFactor® Tactical International and the Redwood Systematic Macro Trend (“SMarT®”) Fund each intend to distribute substantially all of their net investment income and net capital gains annually in December.

The Redwood Managed Volatility Fund intends to pay all of its net income quarterly and net capital gains annually in December.

The Redwood Managed Municipal Income Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December.

An Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Acquiring Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Acquiring Fund shares; or (2) to receive all dividends and distributions in cash.

	Target Funds	Acquiring Funds
Frequent Trading

The Target Funds discourage and do not accommodate market timing. Each Target Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Target Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Target Fund investments as their financial needs or circumstances change. To reduce the risk of market timing, each Target Fund may reject or limit specific purchase requests or may reject purchase requests from certain investors.

Each Target Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.

The Board of Trustees of IMST II has adopted policies and procedures with respect to frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm an Acquiring Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities on the Acquiring Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in an Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with the interests of the Acquiring Funds’ shareholders.

	Target Funds	Acquiring Funds
Net Asset Value (“NAV”) Per Share	The NAV and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Target Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Target Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Target Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.	The offering price of each class of each Acquiring Fund’s shares is the NAV per share of that class. For each Acquiring Fund the difference between the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class N Shares. Each Acquiring Fund’s NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Acquiring Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless Redwood determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class of an Acquiring Fund is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Acquiring Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which an Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAVs on days when you are not able to buy or sell Acquiring Fund shares.
Fair Valuation	If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has appointed Redwood as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board of Trustee’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees shall be responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board of Trustees.	The Acquiring Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The IMST II Board of Trustees has designated Redwood as each Acquiring Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Acquiring Fund’s portfolio investments, subject to the Board of Trustees’ oversight. As the Valuation Designee, Redwood adopted and implemented policies and procedures to be followed when an Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of Redwood, does not represent the security’s fair value), or when, in the judgment of Redwood, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on the judgment of Redwood and may result in a different price being used in the calculation of the Acquiring Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made by Redwood, in good faith, in accordance with procedures approved by the Board of Trustees. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

G.	Key Information about the Reorganizations

The following is a summary of key information concerning the Reorganizations. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

1.        General

The Board has unanimously approved, and the shareholders of each Target Fund are being asked to approve, the Reorganization Agreement by and between the Trust, on behalf of each Target Fund, and IMST II, on behalf of the corresponding Acquiring Funds, and the transactions it contemplates, including the reorganization of each Target Fund into the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. In reliance upon the representations and commitments to the Board by Redwood, including with respect to actions taken or to be taken by Redwood, the Board has determined that the proposed Reorganization is in the best interests of each Target Fund and that the interests of each Target Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of a Target Fund is required to approve the Reorganization Agreement, with respect to that Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the fund. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization Agreement and the applicable Reorganization.

A copy of the form of the Reorganization Agreement is attached hereto as Appendix A for your reference.

2.       Terms of the Reorganization

The Reorganization Agreement provides for the reorganization of each Target Fund into the corresponding Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Target Fund shareholders. As a result, all of the assets of the Target Fund will be transferred to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. Shareholders of the Target Fund will receive a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held immediately prior to the Reorganization. In the event that shareholders of a Target Fund do not approve the Reorganization of the Target Fund, the Target Fund will continue as a series of the Trust and the Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

The newly issued Acquiring Fund shares in each Reorganization will be distributed (either directly or through an agent) to the corresponding Target Fund’s shareholders upon the exchange of their Target Fund shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the Reorganization. Ownership of an Acquiring Fund’s shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund shares in connection with the reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund shares.

Whether or not the Reorganizations are consummated, Redwood (or any affiliate thereof) will bear the costs and expenses incurred in connection with the Reorganizations. The costs and expenses to be borne by Redwood include, without limitation: (a) expenses associated with the preparation, filing and distribution of this Proxy Statement/Prospectus and related proxy materials and of the Target Funds’ Prospectus and SAI supplements and with distributing the Acquiring Funds’ Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, counsel to the Independent Trustees of the Trust, counsel to IMST II, and counsel to the Independent Trustees of the IMST II; (f) solicitation costs of the transactions and any brokerage commission costs; (g) service provider conversion fees; (h) transfer agent and custodian conversion costs; (i) transfer taxes for foreign securities; (j) any and all incremental Blue Sky fees; (k) any costs associated with meetings of each Fund’s Board of Trustees relating to the Reorganizations; and (l) any additional costs that Redwood may separately agree to in writing (the “Reorganization Expenses”). Redwood will pay all costs in connection with the termination of the Target Funds. Reorganization Expenses do not include transaction costs associated with portfolio repositioning and sales of portfolio securities, which will be borne by the Target Fund incurring such transaction costs except that Redwood has agreed to pay direct out-of-pocket brokerage commissions and transaction fees. It is estimated that the amount of direct expenses to be incurred by Redwood will be approximately $[     ].

The Reorganization Agreement may be terminated and a Reorganization contemplated thereby abandoned due to (i) mutual agreement of IMST II, on behalf of the applicable Acquiring Fund, and the Trust, on behalf of the corresponding Target Fund; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of the breach or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either a Target Fund or an Acquiring Fund that the consummation of the transactions contemplated in the Reorganization Agreement is not in the best interests of its respective Fund involved in the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement with respect to any Reorganization will also be terminated and the Reorganization contemplated thereby abandoned if the opinion that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code for federal income tax purposes is not delivered. The delivery of this opinion cannot be waived.

If the Proposal to approve a Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to occur on August 15, 2025.

3.       Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Target Fund pursuant to the Reorganization will be validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which corresponding Target Fund share class you currently own:

Target Fund		Acquiring Fund
Redwood Managed Volatility Fund		Redwood Managed Volatility Fund
Class I Shares Class N Shares Class Y Shares	→ → →	Class I Shares Class N Shares Class Y Shares
Redwood Managed Municipal Income Fund		Redwood Managed Municipal Income Fund
Class I Shares Class N Shares	→	Class I Shares N/A*
Redwood AlphaFactor® Tactical International Fund		Redwood AlphaFactor® Tactical International Fund
Class I Shares Class N Shares	→ →	Class I Shares Class N Shares
Redwood Systematic Macro Trend (“SMarT®”) Fund		Redwood Systematic Macro Trend (“SMarT®”) Fund
Class I Shares Class N Shares	→ →	Class I Shares Class N Shares

* Since October 31, 2024, the Redwood Managed Municipal Income Fund (Target Fund) has had no Class N Shares outstanding. The Redwood Managed Municipal Income Fund (Acquiring Fund) does not currently intend to offer Class N Shares.

4.       Background and Trustees’ Considerations Relating to the Proposed Reorganization

Redwood believes the Reorganizations will provide benefits to existing Target Fund shareholders in the form of lower operating expenses. Following the Reorganizations, the overall fees charged by service providers to the Acquiring Funds are expected to be lower than the fees currently paid by the Target Funds, and Redwood therefore expects that each Acquiring Fund will have lower gross operating expenses (before any fee waivers and/or expense reimbursements) than the corresponding Target Fund, and that the net operating expenses of each Acquiring Fund are expected to be the same as or lower than those of its corresponding Target Fund. Redwood believes the expected lower gross expenses (before any fee waivers and/or expense reimbursements) of the Acquiring Funds could potentially make the Acquiring Funds more attractive to prospective investors. This could potentially increase the Acquiring Funds’ asset base, which may, over time, result in further reductions in operating expenses. In connection with Redwood’s longer-term strategic objectives, Redwood has recommended, and the Board has approved, that the Target Funds be reconstituted as series of IMST II. In addition to the Target Funds, Redwood also serves as the investment adviser to five ETF series of the Trust and is separately proposing that shareholders of those ETFs approve reorganizations into corresponding series of IMST II. Redwood believes consolidating the Target Funds and the ETFs under the IMST II umbrella will provide greater efficiencies in the operations, management, and supervision of the funds it manages.

The Board considered the Reorganizations at meetings held on March 19-20, 2024, June 12-13, 2024, September 17-18, 2024, November 15, 2024, and approved the Reorganization of each Target Fund at a meeting held on December 10, 2024. Prior to approval at the December 10, 2024 meeting, the Board reviewed detailed information regarding the Reorganizations, including written and oral presentations from Redwood. In its review of the Reorganizations, the Board, comprised solely of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, were assisted by independent legal counsel. The Board also met in executive sessions separately with their independent legal counsel with no representatives of management present, prior to and at the meeting at which the Reorganizations were approved.  In reaching its decision to approve the Reorganizations, the Board concluded, in reliance upon the representations and commitments by Redwood to the Board, including with respect to actions taken or to be taken by Redwood, that the participation of the Target Funds in the Reorganizations is in the best interests of each Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of the Reorganization. The Board of IMST II, including a majority of Trustees who are not “interested persons” of IMST II as defined under the 1940 Act, also approved the Reorganization with respect to each Acquiring Fund at a meeting held on October 31, 2024, and determined that each Reorganization was in the best interests of the Acquiring Fund.

In determining whether to approve each Reorganization, the Board inquired into a number of matters and considered, among other things:

•	The terms of the Reorganization, including the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code for federal income tax purposes and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of the corresponding Acquiring Fund’s shares in the Reorganization.

•	That the investment objective, principal investment strategies, policies and risks of the Target Fund are the same or substantially similar as those of the corresponding Acquiring Fund.

•	The historical performance of the Target Fund.

•	That the current investment adviser and portfolio managers of the Target Fund will continue to serve as investment adviser and portfolio managers of the corresponding Acquiring Fund.

•	That the management fees for the Target Fund and the corresponding Acquiring Fund are the same, and that the total gross operating expenses (before any fee waivers) of the Acquiring Fund were expected by Redwood (although there is no guarantee) to be lower than the total gross operating expenses of the corresponding Target Fund and that net total annual fees and expenses of the Acquiring Fund are expected to be the same as or lower than those of its corresponding Target Fund.

•	That Redwood has agreed to enter into an expense limitation agreement with the Acquiring Fund comparable to the corresponding Target Fund’s current expense limitation agreement for a period of two years from the date of the Reorganization, including the same expense cap as the Target Fund (except for Class Y shares of the Redwood Managed Volatility Fund (Target Fund), which does not currently have an expense cap in place), and that Redwood has agreed to enter into an expense limitation agreement with respect to Class Y shares of the Redwood Managed Volatility Fund (Acquiring Fund) for a period of two years from the date of the Reorganization, to ensure that net fees and expenses of Class Y shares of the Acquiring Fund are not higher than the net fees and expenses of Class Y shares of the Target Fund.

•	That Redwood will bear the costs of the Reorganization and not the Target Fund or the Acquiring Fund, and Redwood will bear such costs whether the Reorganization is consummated or not.

•	The qualifications and experience of the Acquiring Fund’s new service providers upon reorganization and that Redwood represented that there will be no anticipated decline in services to Target Fund shareholders as a result of the Reorganization.

•	That the Chief Compliance Officer of IMST II has determined and represented to the Board of Trustees of IMST II that the Adviser’s compliance policies and procedures pursuant to Section 206(4)-7 of the Advisers Act of 1940 and Rule 38(a)(1) of the 1940 Act, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, are reasonably designed to prevent violation of the federal securities laws with respect to each of the Acquiring Funds.

•	That Redwood will benefit from the reduction in the annual expenses of the Target Fund by lowering or eliminating the amounts subject to reimbursement by Redwood under the Target Fund’s current expense limitation agreement.

•	Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to Redwood.

•	That there are expected to be no material differences between the respective valuation policies and procedures for purposes of valuing the assets of each respective Fund.

•	That the Reorganization would not result in the dilution of the shareholders’ interests.

•	That the Reorganization will be submitted to the shareholders of the Target Fund for approval.

•	That shareholders of the Target Funds who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Target Fund shares before the Reorganization.

•	That the Board of the Acquiring Fund approved the Reorganization.

•	Possible alternatives to the Reorganization.

The Board noted that, at times, its views had differed materially from those of Redwood regarding: (i) Redwood’s monitoring of and judgment relating to compliance with respect to the Target Funds’ investment strategies and the 1940 Act; (ii) Redwood’s understanding of certain 1940 Act considerations with respect to its fund of funds investment strategies; and (iii) the liquidity profiles of certain of the Target Funds. The Board also took into account the Target Funds’ CCO’s evaluation of Redwood’s compliance program, as well as its reliance on certain representations and commitments previously made by Redwood, including with respect to actions taken or to be taken by Redwood, which include but were not limited to certain changes and enhancements to Redwood’s compliance program. The Board also considered the representations of the Acquiring Funds’ CCO with respect to the compliance policies and procedures of the Acquiring Funds.

These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. After consideration of these and other factors it deemed appropriate, the Board, comprised solely of Board members who are not “interested persons” of the Trust or of IMST II or of the Acquiring Funds, as defined in the 1940 Act, unanimously approved the Reorganization of the Target Funds, subject to approval by shareholders of the respective Target Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan.

The Board, including the Independent Trustees, unanimously recommends that shareholders of each
Target Fund approve the Reorganization Agreement and the Reorganization.

5.        Federal Income Tax Consequences

For each year of its existence, each Target Fund has had in effect an election to be, and the Trust believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Target Fund has been, and will continue through the closing of the applicable Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of each Reorganization, the Trust and IMST II will receive, on behalf of the applicable Target Fund and the corresponding Acquiring Fund, respectively, a tax opinion from Morgan, Lewis & Bockius LLP with respect to that Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the corresponding Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the corresponding Acquiring Fund’s shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●

The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the corresponding Target Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Target Fund receives in the Reorganization will be the same as the aggregate tax basis of the Fund shares exchanged therefor;

●	Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the Target Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the applicable Target Fund and the corresponding Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with any Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Each Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Target Fund by reason of the applicable Reorganization. No Reorganization is expected to result in limitations on the applicable Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund. The Target Funds had the following short-term and long-term capital loss carryforwards:

Fund	Tax Year Ended	Non-Expiring Short-Term Capital Loss Carryforwards	Non-Expiring Long-Term Capital Loss Carryforwards	Total	Capital Loss Carryforwards Utilized
Redwood Managed Volatility Fund	10/31/2024	$79,202,805	$16,583,235	$95,786,040	―
Redwood Managed Municipal Income Fund	10/31/2024	$13,758,193	$165,444	$13,923,637	$7,918,651
Redwood AlphaFactor® Tactical International Fund	10/31/2024	$29,529,244	―	$29,529,244	$12,032,171
Redwood Systematic Macro Trend (“SMarT®”) Fund	10/31/2024	―	―	―	―

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

6.        Comparison of Forms of Organization and Shareholder Rights

The Trust and IMST II are each organized as Delaware statutory trusts and are governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST II except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

	Trust	IMST II
Shares	The Trust is authorized to issue an unlimited number of shares of beneficial interests.	IMST II is authorized to issue an unlimited number of shares of beneficial interest.
Shareholder Meetings	The Trust is not required to hold an annual shareholder meeting under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.	IMST II is not required to hold annual shareholder meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.
Shareholder Voting Rights	Shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable.

Shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

	Trust	IMST II
Quorum, Required Votes, and Action by Written Consent

Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting.

Subject to the provisions of contained in the Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present shall be the act of the Shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a Shareholders’ meeting at which a quorum is present.

On each matter submitted to a vote of shareholders of the Target Funds, each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted.

The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting.

A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series.

Trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.

On each matter submitted to a vote of shareholders of the Acquiring Funds, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Trust	IMST II
Shareholder Liability	Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided herein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Funds and Acquiring Funds, respectively. Shareholders of IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability

A Trustee shall be liable to the Trust and to any shareholder solely for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

To the fullest extent permitted by applicable law, the Trustees shall be entitled and have the authority to purchase with Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of such person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such person against such liability.

IMST II indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The Trustees have the authority to purchase with Trust property such insurance as they may deem necessary or appropriate for the conduct of business of the Trust, including, without limitation, insurance policies insuring the Trustees of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

Trust	IMST II
Amendments to Declaration of Trust	The Board of Trustees shall have the power to amend the Declaration of Trust, or the Certificate of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in its sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust, provided that before adopting any such amendment without shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws. Copies of each of these documents are available to shareholders without charge upon written request.

7.       Fiscal Year End

The fiscal year end for each Target Fund is October 31st. The fiscal year end for each Acquiring Fund is set for October 31st.

8.       Legal Proceedings

There are no material pending legal proceedings against the Funds or Redwood.

9.        Capitalization

The following table sets forth the unaudited capitalization of each Target Fund as of April 16, 2025, and the pro forma capitalization of each Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

Redwood Managed Volatility Fund (Target Fund)/ Redwood Managed Volatility Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class N Shares	$419,741.49	$11.10	37,814.5490
Acquiring Fund Class N Shares (Pro forma)	$419,741.49	$11.10	37,814.5490

Redwood Managed Volatility Fund (Target Fund)/ Redwood Managed Volatility Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class I Shares	$112,489,098.36	$10.84	10,377,222.2660
Acquiring Fund Class I Shares (Pro forma)	$112,489.089.36	$10.84	10,377,222.2660

Redwood Managed Volatility Fund (Target Fund)/ Redwood Managed Volatility Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class Y Shares	$3,121,165.12	$11.03	282,970.5460
Acquiring Fund Class Y Shares (Pro forma)	$3,121,165.12	$11.03	282,970.5460

Redwood Managed Municipal Income Fund (Target Fund)/ Redwood Managed Municipal Income Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class I Shares	$124,027,840.41	$13.10	9,467,774.0770
Acquiring Fund Class I Shares (Pro forma)	$124,027,840.41	$13.10	9,467,774.0770

Redwood AlphaFactor® Tactical International Fund (Target Fund)/ Redwood AlphaFactor® Tactical International Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class N Shares	$16.47	$12.26	1.3430
Acquiring Fund Class N Shares (Pro forma)	$16.47	$12.26	1.3430

Redwood AlphaFactor® Tactical International Fund (Target Fund)/ Redwood AlphaFactor® Tactical International Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class I Shares	$152,108,761.42	$12.26	12,406,913.6560
Acquiring Fund Class I Shares (Pro forma)	$152,108,761.42	$12.26	12,406,913.6560

Redwood Systematic Macro Trend (“SMarT”) Fund (Target Fund)/ Redwood Systematic Macro Trend (“SMarT”) Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class N Shares	$193.65	$15.69	12.3420
Acquiring Fund Class N Shares (Pro forma)	$193.65	$15.69	12.3420

Redwood Systematic Macro Trend (“SMarT”) Fund (Target Fund)/ Redwood Systematic Macro Trend (“SMarT”) Fund (Acquiring Fund)
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund Class I Shares	$192,731,261.15	$14.94	12,900,352.1520
Acquiring Fund Class I Shares (Pro forma)	$192,731,261.15	$14.94	12,900,352.1520

H.	Additional Information about the Funds

1.	Past Performance of the Target Funds

If a Reorganization is approved by the shareholders of a Target Fund, the corresponding Acquiring Fund will assume the accounting and performance history of the Target Fund. The past performance information for each Target Fund is set forth below, including: (1) a bar chart showing changes in each Target Fund’s performance for Class I Shares, and Class Y Shares for the Redwood Managed Volatility Fund, from year to year for the calendar years since each Target Fund’s inception, and (2) a table detailing how the average annual total returns of each Target Fund, both before and after taxes, compared to those of one or more broad-based market indices. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Class I Shares for each Target Fund, and Class Y Shares for the Redwood Managed Volatility Fund, will vary from returns shown for Class I Shares or Class Y Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar charts and tables below provide some indication of the risks of investing in each Target Fund by showing changes in a Target Fund’s performance from year to year for Class I Shares, except for Redwood Managed Volatility Fund which shows changes in the Target Fund’s performance from year to year for Class Y Shares, and by showing how the average annual total returns of Class I Shares or Class Y Shares of the Target Fund compare with the average annual total returns of one or more broad-based market indices. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at no cost by calling 1-855-RED-FUND (733-3863). A Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or the corresponding Acquiring Fund will perform in the future.

Annual Total Return (before taxes) for the Redwood Managed Volatility Fund Class Y Shares

For each calendar year at NAV

Redwood Managed Volatility Fund Class Y Shares
Highest Calendar Quarter Return at NAV	5.20%	Quarter Ended 6/30/2016
Lowest Calendar Quarter Return at NAV	(6.89)%	Quarter Ended 6/30/2022

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	6.90%	(1.03)%	1.53%
Class Y Shares – Return After Taxes on Distributions[1]	4.45%	(2.95)%	(0.20)%
Class Y Shares – Return After Taxes on Distributions and Sale of Fund Shares[1]	4.05%	(1.56)%	0.44%
Class I Shares – Return Before Taxes	6.63%	(1.17)%	1.42%
Class N Shares – Return Before Taxes	6.45%	(1.40)%	1.17%
Bloomberg U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
ICE BofA US Treasuries 3-5 Year Index[3] (reflects no deduction for fees, expenses or taxes)	2.42%	0.48%	1.29%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Y shares only and after-tax returns for classes other than Class Y shares will vary from returns shown for Class Y shares.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based index that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and collateralized commercial mortgage-backed securities. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[3]	The ICE BofA Us Treasuries 3-5 Year Index is an unmanaged index which includes U.S. Treasury securities with maturities of 3 to 4.99 years. The index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Annual Total Return (before taxes) for Redwood Managed Municipal Income Fund Class I Shares

For each calendar year at NAV

Redwood Managed Municipal Income Fund Class I Shares
Highest Calendar Quarter Return at NAV	5.80%	12/31/2023
Lowest Calendar Quarter Return at NAV	(5.78)%	6/30/2022

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	Since Inception 3/9/2017
Class I Shares — Return Before Taxes	2.85%	0.13%	2.21%
Class I Shares — Return After Taxes on Distributions[1]	1.12%	(0.82)%	1.15%
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares[1]	1.69%	(0.11)	1.37%
Bloomberg U.S. Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.37%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

[2]	The Bloomberg U.S. Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bonds market, which covers the U.S. dollar denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds insured bonds, and pre-refunded bonds. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Annual Total Return (before taxes) for Redwood AlphaFactor® Tactical International Fund Class I Shares

For each calendar year at NAV

Redwood AlphaFactor® Tactical International Fund Class I Shares
Highest Calendar Quarter Return at NAV	15.60%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(10.42)%	Quarter Ended 06/30/2022

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	Since Inception 11/2/2017
Class I Shares — Return Before Taxes	2.03%	4.51%	3.61%
Class I Shares — Return After Taxes on Distributions[1]	(1.26)%	1.62%	1.48%
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares[1]	1.21%	2.32%	1.94%
Class N Shares — Return Before Taxes	1.89%	3.68%	2.96%
MSCI ACWI ex-U.S.A. (reflects no deduction for fees, expenses or taxes)[2]	5.54%	4.10%	3.80%
Redwood AlphaFactor® Tactical International Index (reflects no deduction for fees, expenses or taxes)[3]	0.50%	7.88%	6.92%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I shares will vary from returns shown for Class I shares.

[2]	The Morgan Stanley Capital International All Country World Index Ex-U.S.A. (MSCI ACWI Ex-U.S.A.) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI). It is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S.A. includes both developed and emerging markets. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[3]	The Redwood AlphaFactor® Tactical International Index, the Adviser’s proprietary index, utilizes a quantitative, factor-based, investment methodology focused on large- and medium-capitalization stocks of both developed and emerging markets outside of the U.S. typically of companies with market capitalizations of greater than $2 billion. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Annual Total Return (before taxes) for Redwood Systematic Macro Trend (“SMarT®”) Fund Class I Shares

For each calendar year at NAV

Redwood Systematic Macro Trend (“SMarT®”) Fund Class I Shares
Highest Calendar Quarter Return at NAV	16.76%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(9.55)%	Quarter Ended 03/31/2022

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	Since Inception 11/2/2017
Class I Shares – Return Before Taxes	8.72%	9.98%	8.08%
Class I Shares – Return After Taxes on Distributions[1]	5.30%	7.12%	5.81%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares[1]	5.57%	6.76%	5.51%
Class N Shares – Return Before Taxes	9.12%	9.85%	7.91%
S&P 500 Equal Weight Index[2]	13.01%	10.76%	10.84%
S&P 500 Total Return Index[3] (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.45%
MS Category Avg. Tactical Allocation Index[4] (reflects no deduction for fees, expenses or taxes)	9.94%	4.88%	4.41%
Composite Index[5] (reflects no deduction for fees, expenses or taxes)	13.62%	6.11%	4.96%
Bloomberg Global Aggregate Bond Index[6] (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.74%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

[2]	The S&P 500 Equal Weight Index is the equal-weight version of the S&P 500. This index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 Equal Weight Index is allocated a fixed weight – or 0.2% of the index total at each quarterly rebalance. Investors may not invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[3]	Standard and Poor’s 500 Total Return Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[4]	The MS Category Avg. Tactical Allocation Index is the average of all funds categorized as Tactical Allocation by Morningstar. Tactical asset allocation strategy is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[5]	The Composite Index represents a blend of 40% S&P 500 Total Return Index and 60% Bloomberg Global Aggregate Bond Index. The Composite Index has comparable return characteristics as the Fund and shows how the Fund’s performance directly compares to a blend of the returns of broad-based indices widely recognized in the industry. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[6]	The Bloomberg Global Aggregate Bond Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

2.	Investment Adviser and Portfolio Managers

Investment Adviser

Redwood, located at 4110 N. Scottsdale Road, Suite 125, Scottsdale, Arizona, 85251, serves as investment adviser to each Target Fund and will serve as investment adviser to each Acquiring Fund. Subject to the authority of the applicable Board, Redwood is responsible for the overall management of each Target Fund’s and Acquiring Fund’s business affairs. Redwood Investment Holdco, LLC wholly owns RIM Holdco, which owns 99% of Redwood. Redwood Investment Holdco, LLC is controlled and majority owned by Michael Messinger and related trusts formed by him. As of March 1, 2025, Redwood had approximately $2.7 billion in assets under management.

The names and principal occupations of each principal executive officer and director of Redwood are listed below. The address for each principal executive officer and director is 4110 N. Scottsdale Rd., Suite 125, Scottsdale, AZ, 85251.

Name	Principal Occupation/Title
Richard M. Duff	Managing Partner and Portfolio Manager
Michael T. Messinger	Managing Partner and Portfolio Manager
Michael Cheung	Managing Partner and Portfolio Manager
John Yung	Chief Compliance Officer

None of Redwood’s principal officers and directors has any position with the Target Funds or the Acquiring Funds.

Portfolio Managers

The Redwood Managed Volatility Fund is jointly managed by Michael Messinger and Michael Cheung. Mr. Messinger has managed the Fund since its inception in December 2013 and Mr. Cheung has managed the Fund since 2016.

The Redwood Managed Municipal Income Fund is jointly managed by Michael Messinger and Michael Cheung. Messrs. Messinger and Cheung have managed the Fund since its inception in March 2017.

The Redwood AlphaFactor® Tactical International Fund is jointly managed by Michael Messinger, Michael Cheung and Richard Duff. Messrs. Messinger, Cheung and Duff have managed the Fund since its inception in November 2017.

The Redwood Systematic Macro Trend (“SMarT®”) Fund is jointly managed by Michael Messinger, Michael Cheung and Richard Duff. Messrs. Messinger, Cheung and Duff have managed the Fund since its inception in November 2017.

Michael Messinger is a Portfolio Manager and Managing Partner at Redwood with eighteen years of experience in financial services. Mr. Messinger is responsible for overseeing the development, implementation, and live risk management of Redwood’s investment strategies. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

Michael Cheung is a Portfolio Manager and Managing Partner at Redwood. He has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. Prior to joining Redwood, Mr. Cheung was a quantitative trader at Coastal Trade Securities, LLC from 2010 to 2012 and at Agoge Capital, LLC from 2012 to 2013. Mr. Cheung studied quantitative economics and mathematics at the University of California, Irvine.

Richard Duff is Managing Partner of Redwood Investment Management, responsible for overseeing Redwood’s investment solutions from initial ideation to final implementation. Mr. Duff has been with Redwood since 2015. Mr. Duff began his career in 1994 as a member of the equity portfolio management committee at Pacific Income Advisers, that used a proprietary quantitative screening process combined with a team based qualitative overlay to manage U.S. core equity portfolios. Later he was a Managing Director at BlackRock, where he was Co-Head of the Private Client Group and a member of the Equity Operating Committee. Under his leadership, BlackRock launched its first quantitative factor-based suite of equity focused closed end funds. Immediately prior to joining Redwood, Mr. Duff was a partner and member of the investment committee at OMT Capital Management from 2010 to 2015, the general partner for Hawthorne Capital Partners, a long-short equity hedge fund focused on small cap U.S. equities. Mr. Duff received his Bachelor’s degree from the University of California, Berkeley, and received his Juris Doctorate from University of San Francisco, School of Law.

The Target Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Funds.

3.       Trustees of the Trust and IMST II

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has four Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, “Independent Trustees”). The following individuals comprise the Board: Mark Garbin, Mark Gersten, Neil Kaufman and Anita Krug.

Trustees of IMST II

The IMST II Board has six trustees, four of whom are not “interested persons” of IMST II, as that term is defined in the 1940 Act (collectively, “Independent Trustees”). The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian, John P. Zader, Joy Ausili (Interested Trustee) and Terrance Gallagher (Interested Trustee).

4.        Fund Service Providers

The Funds’ arrangements for custody, administration, accounting, and distribution services are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator/Co-Administrators	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accountant	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 5321
Distributor	Northern Lights Distributors, LLC 4221 North 203rd St. Suite 100 Elkhorn, Nebraska 68022	IMST Distributors, LLC Three Canal Plaza Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street Suite 310 Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street Suite 830 Milwaukee, Wisconsin 53202
Custodian	U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard 5th Floor Kansas City, Missouri 64106

II.       Voting Information

A.        General Information

1.       How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Target Funds. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

You may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	call the toll-free number listed on the proxy card to reach an automated touchtone voting line; or
•	call the toll-free number on the proxy card to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Funds. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each applicable proposal.

2.       Quorum

Only shareholders of a Target Fund of record on June 16, 2025 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof with respect to that Target Fund. Each whole share of a Target Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of a Target Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Target Fund. Any lesser number shall be sufficient for adjournments.

3.       Vote Required

Approval of the proposal with respect to a Target Fund will require the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target Fund.

The Reorganization of each Target Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of the Reorganization relating to all of the other Target Funds. Accordingly, if, for example, shareholders of two Target Funds approve the Reorganization of those Target Funds, but shareholders of the remaining two Target Funds do not approve such Target Funds’ Reorganizations, the Reorganizations of the first two Target Funds will take place as described in this Combined Proxy Statement/Prospectus. If shareholders of any Target Fund fail to approve its Reorganization, such Target Fund will continue as a series of the Trust and the Trust Board would consider other alternatives, including possibly seeking approval of another proposal or liquidating, which could incur additional expense to shareholders.

4.       Adjournments

If a quorum of shareholders of a Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Funds may be adjourned from time to time by a majority of the votes of the Target Funds properly cast upon the question of adjourning the Special Meeting of the Target Funds to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Funds may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

5.       Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.       Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on June 16, 2025, is the Record Date for determining the shareholders of a Target Fund entitled to receive notice of the Special Meeting and to vote with respect to that Target Fund, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. Redwood has retained Sodali & Co. to provide proxy services, at an anticipated cost of approximately $108,481.

C.       Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.       Voting Securities and Principal Holders

Shareholders of a Target Fund at the close of business on June 16, 2025, the Record Date, will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, [ ] shares of the Redwood Managed Volatility Fund ([ ] Class I Shares, [ ] Class N Shares and [ ] Class Y Shares), [ ] shares of the Redwood Managed Municipal Income Fund ([ ] Class I Shares), [ ] shares of the Redwood AlphaFactor Tactical International Fund ([ ] Class I Shares and [ ] Class N Shares), and [ ] shares of the Redwood Systematic Macro Trend (“SMarT®”) Fund ([ ] Class I Shares and [ ] Class N Shares) were outstanding and entitled to vote at the Special Meeting.

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

As of the Record Date, the name and percentage ownership of each shareholder that owned 5% or more of the outstanding shares of each Target Fund is set forth in the table below.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Managed Volatility Fund Class N

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Managed Volatility Fund Class I

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Managed Volatility Class Y

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Managed Municipal Income Fund Class I

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood AlphaFactor® Tactical International Fund Class N

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood AlphaFactor® Tactical International Fund Class I

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Systematic Macro Trend (“SMarT”) Fund Class N

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Systematic Macro Trend (“SMarT®”) Fund Class I

As of the Record Date, the name and percentage ownership of each shareholder that owned 25% or more of the outstanding shares of the Target Funds is set forth in the table below. Persons holding more than 25% of the outstanding shares of a Target Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Managed Volatility Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Managed Municipal Income Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood AlphaFactor® Tactical International Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Redwood Systematic Macro Trend (“SMarT®”) Fund

[As of the Record Date, the Trustees and Officers of the Trust as a group owned less than 1% of each Target Fund’s outstanding securities.]

E.       Interest of Certain Persons in the Transaction

Redwood may be deemed to have an interest in the Reorganizations because it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser, and it may also benefit from lowering or eliminating amounts subject to reimbursement by Redwood to the Acquiring Funds.

III.        Miscellaneous Information

A.       Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.       Next Meeting of Shareholders

Each Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, each Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If a Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in a Target Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.       Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the federal income tax consequences of the Reorganizations will be passed upon by Morgan, Lewis & Bockius LLP.

D.       Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [   ] day of [   ] 2025, by and among Two Roads Shared Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, severally and not jointly on behalf of its series listed under the heading “Acquired Funds” on Appendix A attached hereto (each, an “Acquired Fund”), Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, severally and not jointly on behalf of its series listed under the heading “Acquiring Funds” on Appendix A (each, an “Acquiring Fund” and, together with the Acquired Funds, the “Funds”) and, solely with respect to Articles IX, XI and XIV and paragraphs 4.6, 5.7, 8.6, 10.2 and 13.7, Redwood Investment Management, LLC (“Redwood” or the “Adviser”), with its principal place of business at 4110 N. Scottsdale Road, Suite 125, Scottsdale, Arizona 85251.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of each Acquired Fund to the corresponding Acquiring Fund in exchange for (A) shares of beneficial interest of corresponding classes of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or any other series of the IMST Trust or the assets of any other series of the Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Funds and Acquiring Funds are separate series of the Trust and the IMST Trust, respectively, the Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Funds own securities and other investments that are assets of the character in which the Acquiring Funds are permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, each Acquired Fund currently offers the classes of shares listed on Appendix A, and, upon the Closing (as defined below), each Acquiring Fund will offer corresponding classes of shares; and as part of the Reorganization, each class of Acquired Fund Shares will be exchanged for Acquiring Fund Shares of the corresponding class.

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to each Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

For convenience, the balance of this Agreement refers only to a single Reorganization, one Acquired Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any deferred and prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities, debts and obligations (including the obligation of the Acquired Fund to indemnify, defend, hold harmless, advance expenses to and/or contribute to the liability of the trustees and officers of the Acquired Fund, acting in their capacities as such, to the fullest extent provided by applicable law and in the Trust’s Agreement and Declaration of Trust, as amended (the “Trust Declaration of Trust”) and By-laws) and duties of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise, whether or not they are reflected on the books of the Acquired Fund (excluding Reorganization Expenses (as defined in Article IX) borne by Redwood pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”). At and after the Effective Time, the liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund, without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing.

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust (the “IMST Declaration of Trust”) or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of each class of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the Trust Declaration of Trust or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator. The IMST Trust and the Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to the Acquired Assets that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [ ], or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer: (a) stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Acquired Assets and (c) stating that all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause Ultimus Fund Solutions, LLC, as its transfer agent, to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

 4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund, as amended, conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and to the Trust’s and the Acquired Fund’s knowledge and based on the Adviser’s representations and warranties included in paragraph 4.6, do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Trust, with respect to the Acquired Fund, is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Trust Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) To the Trust’s knowledge, except as otherwise disclosed in writing to the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Trust with respect to the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and to the Trust’s knowledge, there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”) as of that date not disclosed in such statements.

(i) To the Trust’s knowledge, since the last day of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, discharges of the Acquired Fund’s liabilities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments with respect to any Taxes of the Acquired Fund and no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund (except securities that are restricted as to resale or transfer by their terms), provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire assets that are segregated as collateral for the Acquired Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such assets.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Trust with respect to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall to its knowledge be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization (other than written information provided by the IMST Trust or Redwood), does not and will not, to its best knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph shall only apply to information furnished by the Trust and the Acquired Fund and shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by or confirmed by the Acquiring Fund or Redwood for use therein.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) On the Closing Date, the Acquired Fund’s investment operations, to the Trust’s best knowledge and based on the Adviser’s representations and warranties included in paragraph 4.6, will be in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) To the Trust’s knowledge, the books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and to the IMST Trust’s and the Acquiring Fund’s knowledge do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The IMST Trust, with respect to the Acquiring Fund, is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the IMST Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the IMST Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e) To the IMST Trust’s knowledge, except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the IMST Trust with respect to the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The IMST Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the Adviser or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by the IMST Trust’s Board of Trustees, and this Agreement constitutes a valid and binding obligation of the IMST Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall to its knowledge be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization (other than written information provided by the Trust), does not and will not, to its best knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph shall only apply to information furnished by the IMST Trust and the Acquiring Fund and shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by or confirmed by the Acquired Fund for use therein.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares, options, warrants or other rights to subscribe to Acquiring Fund shares or any other securities (other than the Initial Shares). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

(o) The due diligence materials of the Acquiring Fund made available to the Acquired Fund, its Board of Trustees, officers, legal counsel and service providers on May 15 and June 7, 2024, in response to the due diligence request from the Trust to the IMST Trust dated April 5, 2024, are true and correct in all material respects and contain no material misstatements or omissions.

(p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Assumed Liabilities) will be issued in exchange for the Acquired Assets in the Reorganization.

(q) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization.

(r) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A)).

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws with respect to each of the Acquired Funds.

(c) The IMST Trust’s Chief Compliance Officer has determined and represented to the IMST Trust’s Board of Trustees that the Adviser’s compliance policies and procedures pursuant to Section 206(4)-7 of the Advisers Act of 1940 and Rule 38(a)(1) of the 1940 Act, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, are reasonably designed to prevent violation of the federal securities laws with respect to each of the Acquiring Funds.

4.4 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants to the IMST Trust that the Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.5 [RESERVED].

4.6 REPRESENTATIONS OF THE ADVISER. Redwood represents and warrants to the Trust and the Acquired Fund and to the IMST Trust and the Acquiring Fund as follows:

(a) The Adviser is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Arizona.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement with respect to the paragraphs applicable to the Adviser will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(c) Redwood agrees to enter into an expense limitation agreement and/or advisory fee waiver agreement, as applicable, with the IMST Trust with respect to the Acquiring Fund consistent with the form of expense limitation agreement and/or advisory fee waiver agreement filed with the N-1A Registration Statement and in the amounts and duration as disclosed in the N-1A Registration Statement and N-14 Registration Statement.

(d) Redwood represents and warrants to each other party hereto as of the date hereof that the information supplied or to be supplied by it or its affiliates (“Management Information”) for inclusion or incorporation by reference in (i) the Form N-1A Registration Statement at the time the Form N-1A Registration Statement becomes effective under the 1933 Act or at the time of any amendment or supplement thereto, (ii) the N-14 Registration Statement at the date the N-14 Registration Statement is first mailed or made available to shareholders of the Acquired Fund, at the date of any supplement or amendment thereto, or at the time of the shareholder meeting, if applicable, in each case, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Form N-14 Registration Statement in light of the circumstances in which they are made, not misleading; provided that Management Information shall not include information regarding the Funds contained in the financial statements, statutory prospectus and other public filings of the Funds, or (iii) with respect to any due diligence materials or information provided to the Funds or their Board of Trustees. Redwood agrees to confirm the continuing accuracy and completeness of this representation and warranty as of the Closing, which confirmation will be in form satisfactory to the Funds.

(e) As of the Closing Date, the Acquired Fund’s investment operations are in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund and to the Acquiring Fund, and the Adviser is in compliance with all applicable Trust policies and procedures.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses only in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. Subject to the review and approval of the Acquired Funds, the IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this paragraph) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this paragraph) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The Adviser agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund Indemnified Persons and the Acquiring Fund and the Acquiring Fund Indemnified Persons from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons or the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Adviser of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(d) The IMST Trust, on behalf of each of the Acquiring Funds, and the Adviser, agree that all rights to indemnification and all limitations of liability existing in favor of each Acquired Fund’s current and former trustees and officers, acting in their capacities as such, under the Trust’s Declaration of Trust and By-Laws or any related agreement as in effect as of the date of this Agreement shall survive the Reorganization as obligations of each Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against each Acquiring Fund, its successors or assigns.

(e) The IMST Trust, on behalf of each of the Acquiring Funds, and the Adviser, agree, jointly and severally, to indemnify and hold harmless the Acquired Fund and the Acquired Fund Indemnified Persons from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this paragraph) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, arising out of or based on any formal or informal examination or investigation or other legal proceeding brought by or on behalf of any regulatory or governmental body or agency, quasi-governmental body or agency or securities exchange or market or any other legal proceeding brought by any other party, including any derivative actions, relating to pre-Reorganization activities of the Acquired Funds, including without limitation any such losses, claims, damages, liabilities or expenses that are not covered and paid by insurance, or if so covered, any insurance retention or deductible resulting therefrom. The Acquiring Fund and the Adviser shall not be liable under this Agreement to make any payment of amounts otherwise reimbursable as expenses hereunder if and to the extent that the Acquired Fund or the Acquired Fund Indemnified Person has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(a) The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the IMST Declaration of Trust.

(b) The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(c) Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and upon such delivery will be duly and validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Declaration of Trust.

(e) The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f) To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the IMST Trust with respect to the Acquiring Fund or any of its properties or assets, which if adversely determined, would materially and adversely affect its financial condition, the conducts of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated hereby, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be effective on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

6.7 The IMST Trust, on behalf of the Acquiring Fund, shall have entered into an expense limitation agreement and/or advisory fee waiver agreement, as applicable, with Redwood consistent with the form of expense limitation agreement and/or advisory fee waiver agreement filed with the N-1A Registration Statement and in the amounts and duration as disclosed in the N-1A Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Trust, dated as of the Closing Date, addressing the following points:

(a) The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Trust, and the Acquired Fund is a separate series of the Trust constituted in accordance with the applicable provisions of the 1940 Act and the Trust Declaration of Trust.

(b) The Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(c) The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust Declaration of Trust.

(e) No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f) To the knowledge of the President of the Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust with respect to the Acquired Fund or any of its properties or assets, which if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated hereby, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 Subsequent to the approval by the IMST Trust’s Board of Trustees, the Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

 8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Trust Declaration of Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6. Prior to the Closing, all outstanding liabilities of the Acquired Funds and Redwood (with respect to any Acquired Fund) to service providers of the Acquired Funds will have been paid in full.

All representations, covenants, and warranties of the Adviser contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Adviser shall have delivered to the Acquiring Fund and the Acquired Fund a certificate executed in the Adviser’s name, in form and substance satisfactory to the Acquired Fund and the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquired Fund and the Acquiring Fund shall reasonably request.

ARTICLE IX

EXPENSES

9.1 Whether or not this Agreement and the transactions contemplated hereby are consummated, Redwood (or any affiliate thereof) shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The costs and expenses to be borne by Redwood include, without limitation: (a) expenses associated with the preparation, filing and distribution of the N-14 Registration Statement and other proxy materials and of the Acquired Fund’s prospectus and SAI supplements and with distributing the Acquiring Fund’s prospectus;(b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, counsel to the Independent Trustees of the Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions and any brokerage commission costs; (g) service provider conversion fees; (h) transfer agent and custodian conversion costs; (i) transfer taxes for foreign securities; (j) any and all incremental Blue Sky fees; (k) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein; and (l) any additional costs that Redwood may separately agree to in writing (“Reorganization Expenses”). Redwood will pay all costs in connection with the termination of the Acquired Fund. Reorganization Expenses do not include transaction costs associated with portfolio repositioning and sales of portfolio securities, which will be borne by the Acquired Fund incurring such transaction costs except that Redwood has agreed to pay direct out-of-pocket brokerage commissions and transaction fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders. This paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

9.2 At the Closing, Redwood (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by Redwood (or any affiliate thereof) within thirty (30) days after the Closing. The Trust and the Acquired Fund may offset any final balances against any amounts due to the Adviser from the Acquired Fund or Trust.

Redwood, or its affiliates, shall also pay any fees and expenses incurred in connection with the obtainment of continued liability coverage or “tail” insurance coverage for a period of six (6) years from the Effective Date for the present and former trustees and officers of the Acquired Funds that is at least comparable to the liability coverage currently applicable to the trustees and officers of the Trust (including payment of any required retention or deductible).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties unless otherwise noted herein.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7 and the expense provisions under paragraphs 9.1 and 9.2, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund and Redwood, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Trust. In addition, either the IMST Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Trust, the Adviser or the respective Trustees, directors or officers to the other party or its Trustees, directors or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY; SEVERABILITY; NOTICE

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the IMST Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust Declaration of Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, and the Adviser, specifically acknowledges and agrees that any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and shall not otherwise be obligations or liabilities of the Trust or the IMST Trust, generally, and that no other series of the IMST Trust or the Trust shall be liable or have any obligation with respect thereto.

13.8 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on the Acquired Funds’ behalf, or the IMST Trust, on the Acquired Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.9 If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

13.10 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Acquired Fund or Trust:

Two Roads Shared Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

Attention: James Colantino

Email: jcolantino@ultimusfundsolutions.com

Notice to the Acquiring Fund or IMST Trust:

Investment Managers Series Trust II

235 West Galena Street

Milwaukee, Wisconsin 53212

Attention: Diane Drake

Email: diane.drake@mfac-ca.com

Notice to the Adviser:

Redwood Investment Management, LLC

4110 N. Scottsdale Road

Suite 125

Scottsdale, Arizona 85251

Attention: Richard Duff

Email: rduff@redwoodim.com

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, including the Adviser shall, and shall cause their affiliates to, except with the prior written consent of the disclosing party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a nonconfidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

14.2 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein, including issued by Redwood, will be made at such time and in such manner as the Acquired Fund and Acquiring Fund mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority as otherwise mutually agreed by the parties, except that the Acquiring Fund shall be responsible for preparing and filing any required forms, such as Form N-CSR, if the fiscal period relating to such form ended prior to the date of the Closing but as of the Effective Time such form has not yet been filed and for filing any tax return covering a period that includes any portion of a period after the date of the Closing. The Acquiring Fund agrees to promptly notify the Trust in the event of any inquiry, examination or investigation by the SEC, any state securities commission, or any federal, state or local tax authorities or any other relevant regulatory authority with respect to the Acquired Fund relating to any period prior to the date of the Closing.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TWO ROADS SHARED TRUST on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

REDWOOD INVESTMENT MANAGEMENT, LLC with respect to Articles IX, XI and XIV and paragraphs 4.6, 5.7, 8.6, 10.2 and 13.7

By:

Name:

Title:

APPENDIX A

ACQUIRED FUNDS, each a series of Two Roads Shared Trust	ACQUIRING FUNDS, each a series of Investment Managers Series Trust II
Redwood Managed Volatility Fund Class I Class N Class Y	Redwood Managed Volatility Fund Class I Class N Class Y
Redwood Managed Municipal Income Fund Class I	Redwood Managed Municipal Income Fund Class I
Redwood AlphaFactor® Tactical International Fund Class I Class N	Redwood AlphaFactor® Tactical International Fund Class I Class N
Redwood Systematic Macro Trend (“SMarT”) Fund Class I Class N	Redwood Systematic Macro Trend (“SMarT”) Fund Class I Class N

APPENDIX B

MORE ABOUT THE ACQUIRING FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The terms “Fund” and “Funds” as used in this Appendix B, refers to the Acquiring Funds.

Redwood Managed Volatility Fund

Investment Objective

The Redwood Managed Volatility Fund seeks a combination of total return and prudent management of portfolio downside volatility and downside loss. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees of Investment Managers Series Trust II (“IMST II”) without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

In pursuing its investment objective, the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Adviser uses a quantitatively-driven process that seeks exposure to diversified high yield bonds, bank loans, and other fixed income securities with similar characteristics when it believes the high yield bond and bank loan markets are trending upwards, and exposure to short-term fixed income securities when it believes the high yield bond and bank loan markets are trending downwards. By tactically allocating the Fund’s investments, the Adviser seeks to reduce the Fund’s exposure to declines in the high yield bond and bank loan markets, and thereby limit downside volatility and downside loss in down-trending markets.

The Fund’s exposure to these asset classes is achieved through investments in derivative instruments such as total return swaps, which may include swaps on either individual or baskets of underlying diversified high yield bond ETFs, bank loan funds, multi-sector bond funds and other fixed income funds, and credit default swaps. A swap is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component.

A total return swap is a contract that exchanges a set rate for the total return of an underlying security or index. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk and market risk to the receiver. The Fund’s exposure to the different asset classes may be achieved through investments in total return swaps the reference assets of which will usually be mutual funds or ETFs that are determined by the Adviser to be representative of the various fixed income assets described above.

A credit default swap is a contract that enables an investor to buy or sell protection against a pre-determined issuer credit event. One party, acting as a “protection buyer,” makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers payment or other factors. As a credit protection seller in a credit default swap, the Fund would be required to make specific payments to the credit protection buyer if a negative credit event occurs with respect to a specified issuer, such as a failure to pay interest or principal on a reference debt obligation. In return for its obligation, the Fund would receive from the credit protection buyer a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the swap, provided that no negative credit event has occurred. If no negative credit event occurs, the Fund would keep the stream of payments, and would have no payment obligations to the credit protection buyer. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities. As the credit protection seller, the Fund would be subject to investment exposure on the notional amount of the swap (i.e., the agreed upon basis for calculating the payments that the parties have agreed to exchange). A credit protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty, resulting in a loss of value to the Fund.

The Fund may also enter into credit default swaps as a credit protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers, or to attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s). A credit protection buyer may lose its investment and recover nothing should a negative credit event not occur. The purchase of credit default swaps involves costs, which will reduce the Fund’s return. In certain circumstances, credit default swaps could be used to assist in managing the duration of the Fund. Duration is a measure used to determine the interest rate risk of a portfolio of fixed income securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

The derivative instruments in which the Fund invests may obtain their investment exposure from underlying securities of any maturity or quality, including securities rated below investment grade (“junk bonds”). The Fund may also gain exposure to the high yield bond and bank loan markets (both public and private debt) through direct investments in bonds or through investments in investment companies, including open-end mutual funds, ETFs, closed-end funds, including tender offer and interval funds and business development companies, and REITs. The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The bonds in which the Fund may directly invest may be of any maturity or quality, including securities rated below investment grade.

The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in derivatives of other investment companies that hold securities of foreign (non-U.S.) issuers. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may also invest in money market funds or other investment companies whose assets are comprised primarily of short-term fixed income securities. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade. The Fund may invest in affiliated and unaffiliated registered investment companies.

The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets. However, the Fund’s downside volatility may be higher than the general global equity, fixed income, currency and commodity markets over short-term periods.

The Fund has the ability under the 1940 Act to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of the Fund’s assets (which includes the borrowed amount). The Fund may borrow money to enter into swaps that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) the Adviser identifies a more attractive investment; or (4) the Fund requires cash to meet redemption requests.

Further, when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Redwood Managed Municipal Income Fund

Investment Objective

The Redwood Managed Municipal Income Fund seeks to generate tax-efficient income, while focusing on managing downside risk. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees of IMST II without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund invests, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in, or derives at least 80% of its income from, securities that are exempt from regular federal income tax regardless of whether those securities subject the investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Adviser implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when the Adviser’s quantitative risk models indicate that the high yield municipal bond markets are trending upwards, and municipal money market securities or funds when the risk measurements indicate that the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested primarily in: (i) high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income asset classes such as, but not limited to, short-, intermediate-, and long-term municipal funds and single state municipal funds. In selecting investments for the Fund’s portfolio, the Adviser evaluates the high-yield municipal asset class’s directional trends using quantitative models and inputs. The Fund’s direct investments in municipal securities may include securities of any credit quality or maturity.

Although the Adviser intends for the Fund to invest primarily in the securities identified immediately above, the Fund may also have exposure to the U.S. fixed income markets (including private debt) by investing up to 20% of its assets in other investment companies that are not municipal funds, including open-end mutual funds, ETFs, closed-end funds (including tender offer and interval funds and business development companies), and REITs. The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade (“junk bonds”). The Fund may invest in affiliated and unaffiliated investment companies.

To seek greater investment exposure to the Fund’s holdings, the Fund has the ability under the 1940 Act to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of its assets (which includes the borrowed amount). The Fund may invest directly or indirectly in various types of derivatives, including swaps, as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. The Fund may borrow money to enter into swaps that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) the Adviser identifies a more attractive investment; or (4) the Fund requires cash to meet redemption requests.

Further, when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Redwood AlphaFactor® Tactical International Fund

Investment Objective

The Redwood AlphaFactor® Tactical International Fund seeks to generate long-term total return with capital preservation as a secondary objective. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees of IMST II without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Prospectus or the SAI.

Principal Investment Strategies

The Fund employs an investment approach designed to track the performance of the International Index, a proprietary index of the Adviser. The International Index utilizes a quantitative, factor-based, investment methodology focused on large- and medium-capitalization common stocks of issuers domiciled in both developed and emerging markets outside of the United States, typically of companies with market capitalizations of greater than $2 billion. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt-to-asset ratios. The International Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities of developed international markets and emerging market countries or investments that are economically tied to equity securities, such as ADRs, convertible bonds, warrants, and derivatives, including equity options and swaps. The Fund will typically hold approximately 100 stocks in its portfolio, however, the Fund may be invested in more or less than 100 stocks at any given time and may use other equity-linked securities in implementing its investment strategies.

The strategy used by the International Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above-average risk. Under normal market conditions, the Fund will be invested in securities of countries other than the United States or in investments that are economically tied to such foreign securities. In response to adverse market conditions, the Fund, in tracking the International Index, may be invested for temporary, defensive purposes in money market instruments such as U.S. Treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, and in short- and intermediate-term U.S. or foreign Treasury bond or bond funds. Such investments can be made either directly or through investments in other investment companies, including open-end mutual funds and ETFs. The Fund may also invest up to 15% of its assets in closed-end funds, including tender offer and interval funds, and in REITs. The Fund may invest in affiliated and unaffiliated investment companies.

The Adviser uses a “passive” or indexing approach to attempt to approximate the investment performance of the International Index by investing in a portfolio of securities that generally replicates the International Index. The Fund may hold securities that are not specific securities held by the International Index in executing its replication strategy of attempting to produce returns that track the International Index. This replication strategy includes using equity swaps, index swaps, ADRs, and various other securities that are not securities within the International Index themselves. In addition, when equity derivatives such as equity swaps are used, the collateral for these swaps can be held in various fixed income instruments including but not limited to, cash, money markets, short to intermediate bonds, and short duration private debt. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries. The Adviser uses Solactive, AG as its index calculation agent.

The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise the International Index in approximate proportion to their weightings in the International Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the International Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the International Index, purchase securities not in the International Index that the Adviser believes are appropriate to substitute for certain securities in the International Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the International Index in anticipation of their removal from the International Index or purchase securities not represented in the International Index in anticipation of their addition to the International Index. The Fund may also, in order to comply with the tax diversification requirements of the Code, temporarily invest in securities not included in the International Index that are expected to be correlated with the securities included in its Index.

Given the Fund’s investment strategy designed to track the performance of the International Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the International Index it tracks.

The Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) the Adviser identifies a more attractive investment; or (4) the Fund requires cash to meet redemption requests.

Further, when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Redwood Systematic Macro Trend (“SMarT®”)Fund

Investment Objective

The Redwood Systematic Macro Trend (“SMarT®”) Fund seeks to generate capital appreciation while focusing on managing downside risk. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees of IMST II without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Prospectus or the SAI.

Principal Investment Strategies

Utilizing a quantitative and tactical approach, the Fund implements an investment strategy that seeks to invest in a diversified portfolio of securities, open-end investment companies, including ETFs, and/or closed-end investment companies, including tender offer and interval funds within any of the following asset classes when, in the view of the Adviser, various risk measurements show the potential to produce positive returns: domestic and international small-cap equities; growth and income equities; preferred securities; convertible bonds; high yield bonds and leveraged loans; emerging market bonds; and REITs. The Adviser considers “emerging markets” to be those countries that are considered to be emerging market or developing countries by the World Bank or the International Financial Corporation, or that are included in any of the Morgan Stanley Capital International (MSCI) emerging market indices. During periods that the Adviser identifies as having above average risk of loss, the Fund’s assets may be moved into money market instruments, including money market funds or U.S. government securities funds. In selecting investments for the Fund’s portfolio, the Adviser evaluates directional trends using quantitative models and inputs. The Fund may invest up to 20% of its net assets in open-end investment companies or ETFs that invest primarily in emerging market debt. Although the Adviser intends for the Fund to invest primarily in the securities identified above, the Fund may also invest in debt securities of any credit quality or maturity and other equity securities. The Fund may invest in the securities of any market capitalization. The Fund may invest in affiliated and unaffiliated investment companies.

The Adviser’s quantitative strategy takes into account macro market data and other market-based inputs and metrics to seek to identify market trends. When making investment decisions for the Fund, the Adviser considers both technical factors as well as an assessment of current market conditions and other factors.

The Fund may also invest directly or indirectly in various types of derivatives, including swaps, as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. To seek greater investment exposure to the Fund’s holdings, the Fund has the ability under the 1940 Act to leverage its portfolio by borrowing money from a bank in the amount up to one-third of its assets (which includes the borrowed amount). The Fund may borrow money to enter into swaps that may leverage the Fund’s portfolio to a significant degree. The Fund may also borrow money for direct investment purposes to purchase underlying securities in which the Fund invests. These derivatives and borrowing transactions could create aggregate exposure to securities for the Fund in excess of its net assets, thereby leveraging the Fund.

The Fund may engage in active and frequent trading.

The Adviser may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer’s fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) the Adviser identifies a more attractive investment; or (4) the Fund requires cash to meet redemption requests.

Further, when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Principal Risks of Investing in the Funds

The following table sets forth the Funds’ principal risks. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Following the table is further information describing the Funds’ principal risks listed in the table. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund’s performance.

	Redwood Managed Volatility Fund	Redwood Managed Municipal Income Fund	Redwood AlphaFactor® Tactical International Fund	Redwood Systematic Macro Trend (“SMarT®”) Fund
Asset Allocation Risk	X	X
Bank Loan Risk	X			X
Borrowing Risk	X	X		X
Calculation Methodology Risk			X
Cash and Cash Equivalents Risk	X	X	X	X
Closed-End Funds Risk	X	X	X	X
Convertible Securities Risk			X	X
Counterparty Risk	X	X		X
Credit Risk	X	X		X
Currency Risk				X
Cybersecurity Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Emerging Markets Risk			X	X
Equity Risk			X	X
ETF and Mutual Fund Risk	X	X	X	X
Fixed Income Securities Risk	X	X	X	X
Foreign Custody Risk			X	X
Foreign Investment Risk			X	X
Gap Risk	X	X	X	X
Geographic and Sector Risk			X	X
High-Yield (“Junk”) Bond Risk	X	X		X
Index Risk			X
Index Tracking Error Risk			X
Leveraging Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Managed Volatility Strategy Risk	X
Management and Strategy Risk	X	X	X	X
Market Capitalization Risk			X	X
Market Risk	X	X	X	X
Model Risk	X	X		X
Money Market Instrument Risk	X	X	X	X
Municipal Bond Risk		X
Portfolio Turnover Risk	X	X	X	X
Preferred Stock Risk				X
Quantitative Investing Risk			X	X
Recent Market Events Risk	X	X	X	X
REIT Risk	X	X	X	X
Rules-Based Strategy Risk	X	X	X
Taxability Risk		X
U.S. Government Securities Risk	X	X	X	X
Valuation Risk	X		X	X
Volatility Risk		X	X	X
Warrants and Rights Risk			X

•	Asset Allocation Risk. Asset allocation risk is the risk that the selection by a manager of a fund in which a Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives.

•	Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest, which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Participation by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

•	Borrowing Risk. The Fund intends to borrow for investment purposes. Borrowing creates leverage and results in expenses that will be borne by the Fund and may reduce the Fund’s return. Borrowing for investment purposes may result in adverse consequences to shareholders, including, but not limited to (i) greater fluctuations in the Fund’s NAV; (ii) use of cash flow for debt service (i.e., distributions to shareholders may be subordinate to payments required in connection with any borrowing); and (iii) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet it debt covenants.

•	Calculation Methodology Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Redwood AlphaFactor® Tactical International Fund, the Adviser, nor Solactive, AG can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Unusual market conditions may also cause the Adviser, as index provider, to postpone a scheduled rebalance to an underlying index, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the underlying index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Adviser or its agents may also carry out additional ad hoc rebalances to an underlying index in order to, for example, reach certain weighting constraints, account for unusual market conditions or correct an error in the selection of index constituents.

•	Cash and Cash Equivalents Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

•	Closed-End Funds Risk. Shares of closed-end funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end funds shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that a discount on shares of closed-end funds purchased by the Fund will not decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value for those shares. As a shareholder in a closed-end fund, the Fund bears its ratable share of the fund’s expenses, subjecting Fund shareholders to additional expenses.

•	Convertible Securities Risk. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•	Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

•	Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how a Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease a Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes a Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on a Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by a Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from a Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and sets an outer limit on leverage based on value-at-risk (or “VaR”). The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of a Fund’s derivatives strategies, or adversely affect a Fund’s performance.

Certain risks relating to various types of derivatives in which the Funds may invest are described below.

Hedging Transactions. The Funds may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of a Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Adviser may use Hedging Instruments to minimize the risk of total loss to a Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether a Fund hedges successfully will depend on the Adviser’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by a Fund.

Swaps. The Funds may enter into swaps. A swap is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swaps can take many different forms and are known by a variety of names. Depending on their structure, swaps may increase or decrease a Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. A swaptions is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. Depending on how they are used, swaps may increase or decrease the overall volatility of a Fund’s portfolio. The most significant factor in the performance of a swap is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Funds may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, a Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Funds will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, a Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect a Fund’s ability to trade derivatives. A Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. A Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that a Fund would not be able to enter into a swap that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that a Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets a Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which a Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a Fund will not sustain a loss on a transaction as a result.

•	Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investment in such company. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

•	Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•	ETF and Mutual Fund Risk. Investing in ETFs or mutual funds (including other funds managed by the Adviser) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

The Fund may invest in affiliated mutual funds managed by the Adviser.  The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds.  To the extent the Fund invests a significant percentage of its assets in any one affiliated mutual fund or across multiple affiliated mutual funds, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser.

•	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•	Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

•	Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

•	Geographic and Sector Risk. If a Fund invests a significant portion of its total assets in securities of issuers within the same state, geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises affecting that state, region or sector may affect the value of a Fund’s investments more than if its investments were not so concentrated in such geographic region or economic sector.

•	High-Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

•	Index Risk. The Redwood AlphaFactor® Tactical International Fund is substantially managed with a passive investment strategy, that attempts to track the performance of the International Index. As a result, the Fund expects to hold constituent securities of the International Index regardless of their current or projected performance, although the Fund may adopt a temporary defensive position in response to adverse market, economic, political or other conditions and may also hold securities not in the International Index. The Fund does not utilize an investing strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections. In addition, the Fund’s return may not match or achieve a high degree of correlation with the return of the Fund’s International Index due to operating expenses, transaction costs, and cash flows.

•	Index Tracking Error Risk. The performance of the Fund and its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in its Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

•	Leveraging Risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Liquidity Risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

•	Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact or limit the Fund’s downside risk as intended. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally, while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

•	Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes and may be more prone to global economic risks. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Adviser. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

•	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC proposed amendments to money market fund rules that are intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

•	Municipal Bond Risk. The underlying funds that invest in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. For example, the novel coronavirus (COVID-19) has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, an underlying fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the underlying fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, an underlying fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the underlying fund’s operating expenses. Any income derived from the underlying fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of an underlying fund investing in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than if the underlying fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect an underlying fund’s ability to sell municipal bonds it holds at attractive prices or value municipal bonds. On December 22, 2017, the President signed into law H.R. 1, originally known as the “Tax Cuts and Jobs Act.” The law repeals the rules related to tax credit bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

•	Portfolio Turnover Risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

•	Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

•	Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

•	REIT Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment generally available to REITs under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate or the computer programming used to create a rules-based investment strategy might contain one or more errors. Moreover, during periods of increased volatility or changing market conditions the commonality of portfolio holdings and similarities between strategies of rules-based managers may amplify losses.

•	Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund or an underlying fund in which it invests could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an underlying fund in which it invests may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.

•	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

•	Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Adviser may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Adviser had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

•	Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Funds’ investments in swaps – and therefore the value of an investment in the Funds – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund, you should not invest in the Fund.

•	Warrants and Rights Risk. A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant or right). If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and the Fund may not always realize full value on the sale of rights.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI. Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR filings, and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUNDS

Investment Adviser

Redwood Investment Management, LLC is the Funds’ investment adviser and provides investment advisory services to the Funds pursuant to an investment advisory agreement between the Adviser and IMST II (the “Advisory Agreement”). The Adviser was founded in 2010 and its principal address is 4110 N. Scottsdale Road, Suite 125, Scottsdale, Arizona 85251. The Adviser is registered with the U.S. Securities and Exchange Commission and provides investment advice to certain individuals, high net worth individuals, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, other investment advisory firms, affiliated registered investment companies and a pooled investment vehicle.

The following table illustrates the annual contractual advisory fees to the Adviser for the services and facilities it provides to the Funds, payable on a monthly basis.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
Redwood Managed Volatility Fund	1.25%
Redwood Managed Municipal Income Fund	0.70%
Redwood AlphaFactor® Tactical International Fund	0.90%
Redwood Macro Trend (“SMarT®”) Fund	1.00%

For the fiscal year ended October 31, 2024, the Adviser received the following advisory fees from each Target Fund, after waiving fees pursuant to its expense limitation agreement with each Target Fund:

Target Fund	Advisory Fees (Net of Fee Waivers) Received as a Percentage of Average Daily Net Assets
Redwood Managed Volatility Fund	1.14%
Redwood Managed Municipal Income Fund	0.62%
Redwood AlphaFactor® Tactical International Fund	0.79%
Redwood Macro Trend (“SMarT®”) Fund	0.90%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for each Fund will be available in the Funds’ first Form N-CSR filing.

Portfolio Managers

Michael T. Messinger (with respect to all Funds)

Mr. Messinger is a Portfolio Manager and Managing Partner at Redwood with 18 years of experience in financial services. Mr. Messinger is responsible for overseeing the development, implementation, and live risk management of Redwood’s investment strategies. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

Michael T. Cheung (with respect to all Funds)

Mr. Cheung is a Portfolio Manager and Managing Partner at Redwood. He has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. Prior to joining Redwood, Mr. Cheung was a quantitative trader at Coastal Trade Securities, LLC from 2010 to 2012 and at Agoge Capital, LLC from 2012 to 2013. Mr. Cheung studied quantitative economics and mathematics at the University of California, Irvine.

Richard M. Duff (with respect to the Redwood Systematic Macro Trend (“SMarT®”) Fund and Redwood AlphaFactor® Tactical International Fund).

Mr. Duff is Managing Partner of Redwood, responsible for overseeing Redwood’s investment solutions from initial ideation to final implementation. Mr. Duff has been with Redwood since 2015. Mr. Duff began his career in 1994 as a member of the equity portfolio management committee at Pacific Income Advisers, that used a proprietary quantitative screening process combined with a team based qualitative overlay to manage U.S. core equity portfolios. Later he was a Managing Director at BlackRock, where he was Co-Head of the Private Client Group and a member of the Equity Operating Committee. Under his leadership, BlackRock launched its first quantitative factor-based suite of equity focused closed end funds. Immediately prior to joining Redwood, Mr. Duff was a partner and member of the investment committee at OMT Capital Management from 2010 to 2015, the general partner for Hawthorne Capital Partners, a long-short equity hedge fund focused on small cap U.S. equities. Mr. Duff received his Bachelor’s degree from the University of California, Berkeley, and received his Juris Doctorate from University of San Francisco, School of Law.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser or any other service provider for the Fund.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the limits (as a percentage of average daily net assets) set forth below:

	Class N	Class I	Class Y
Redwood Managed Volatility Fund	1.92%	1.67%	1.79%
Redwood Managed Municipal Income Fund	N/A	1.00%	N/A
Redwood AlphaFactor® Tactical International Fund	1.45%	1.20%	N/A
Redwood Systematic Macro Trend (“SMarT®”) Fund	1.55%	1.30%	N/A

With respect to each Fund, this agreement is effective for a period of two years following the reorganization of the Target Fund, which is expected to occur on August 22, 2025, and the agreement may only be terminated or amended prior to the end of the term with the approval of IMST II’s Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of reduction or payment if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Each Fund may invest in the Redwood Real Estate Income Fund, a closed-end registered investment company that is also advised by the Adviser. Fees and expenses of each Fund’s investments in the Redwood Real Estate Income Fund will be borne by such Fund and its shareholders. However, to avoid charging duplicative fees, the Adviser intends to voluntarily waive and/or reimburse each Fund’s management fee with respect to the amount of such Fund’s net assets invested in the Redwood Real Estate Income Fund. The amount of this voluntary waiver and/or reimbursement will fluctuate depending on each Fund’s daily allocations to the Redwood Real Estate Income Fund.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees

IMST II has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows each applicable Fund to pay distribution fees for the sale and distribution of its Class N shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class N Shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class N shares. Since these fees are paid out of each applicable Fund’s assets attributable to the Fund’s Class N shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class N shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the expenses of each Fund applicable to each class of shares offered in this Prospectus.

Shareholder Service Fee

Each Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each class of each Fund’s shares is the net asset value per share (“NAV”) of that class. For each applicable Fund the difference between the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class N Shares. Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern time, each Fund’s NAVs would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Adviser determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class of a Fund is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Adviser as each Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser adopted and implemented policies and procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser, and may result in a different price being used in the calculation of the Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made by the Adviser, in good faith, in accordance with procedures approved by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Adviser employs fair value pricing to ensure greater accuracy in determining the Funds’ daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Funds’ NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Adviser may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Funds’ NAVs.

Other types of portfolio securities that the Adviser may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there are no current market value quotations.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus described the classes of shares offered by each Fund: Class I shares, Class Y shares (Redwood Managed Volatility Fund only) and Class N shares (all Funds except the Redwood Managed Municipal Income Fund).

•	Class N shares generally incur annual distribution and shareholder service fees.
•	Class I and Class Y shares do not incur distribution fees but may incur shareholder service fees.

By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest; and
•	total costs and expenses associated with a particular share class.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

	Class N		Class I		Class Y
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$10,000	$1,000	$2,500	$1,000	$20,000,000	$1,000
Direct Retirement Accounts	$10,000	$1,000	$2,500	$1,000	$20,000,000	$1,000
Automatic Investment Plan	$10,000	$1,000	$2,500	$1,000	$20,000,000	$1,000
Gift Account For Minors	$10,000	$1,000	$2,500	$1,000	$20,000,000	$1,000

Class I and Class Y shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.

•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of the Adviser or purchases referred through the Adviser.
•	To investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Each Fund may change investment minimums at any time. Each Fund and the Adviser may each waive investment minimums at their individual discretion.

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a financial supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their designees) authorized by the Funds to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts.

The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed on the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Funds’ transfer agent (the “Transfer Agent”) receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-988-9882 at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Redwood Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	Each Fund is offered through certain approved financial intermediaries (and their agents). Each Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized designee is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized designee receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its designee’s) name. A Fund may pay your financial intermediary (or its designee) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information. Each Fund has authorized one or more brokers to receive purchase orders on its behalf.
By mail	A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Redwood Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Redwood Funds 235 West Galena Street Milwaukee, Wisconsin 53212

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-988-9882 and you will be allowed to move money in amounts of at least $5,000 but not greater than $50,000, from your bank account to the applicable Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire	To open an account by wire, a completed account application form must be received by a Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to Redwood Funds

A/C # 9872657101

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-988-9882 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized designee) receives the order. The financial intermediary (or its authorized designee) must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below. Each Fund has authorized one or more brokers to receive redemption orders on its behalf.
By mail	You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to Redwood Funds at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail Redwood Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Redwood Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:
•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.
By telephone	To redeem shares by telephone, call the Funds at 1-888-988-9882 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-888-988-9882. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
•	The Fund account number;
•	The name in which his or her account is registered;
•	The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-988-9882. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized designee receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized designee before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Low Balances

If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Funds generally pay sale (redemption) proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Funds use these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Funds may redeem shares in-kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in those securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash. On a less regular basis, the Funds may also satisfy redemption requests by using other short-term borrowings from their custodian.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;
•	redeem all shares in your account if your balance falls below $2,000 due to redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance to at least $2,000 ($1,000 for retirement accounts) within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares may be redeemed. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAVs;
•	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

Upon request, eligible beneficial holders of Class N Shares may exchange their shares for Class I Shares of the same Fund. The Funds will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class N Shares. Such an exchange will be effected at the NAV of the Class N Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class N Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class N Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class Y shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Redwood AlphaFactor® Tactical International and the Redwood Systematic Macro Trend (“SMarT®”) Fund each intend to distribute substantially all of their net investment income and net capital gains annually in December. The Redwood Managed Volatility Fund intends to pay all of its net income quarterly and net capital gains annually in December. The Redwood Managed Municipal Income Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than distributions a Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from a Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

APPENDIX C

FINANCIAL HIGHLIGHTS OF TARGET FUNDS

The following tables are intended to help you understand each Target Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return figures in the tables represent the rate that an investor in each Target Fund would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The financial information for each Target Fund has been audited by the Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements and related notes, are included in the Target Funds’ Annual Financials and Other Information, which are included as part of the Target Funds’ most recent Form N-CSR filing and are available upon request by calling 1-855-RED-FUND (733-3863).

REDWOOD MANAGED VOLATILITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$11.35	$11.89	$14.46	$14.74	$15.33

Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.51	0.23	(0.08)	(0.22)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	(0.52)	(1.71)	0.69	(0.25)
Total From Operations	1.27	(0.29)	(1.79)	0.47	(0.44)

Less Distributions:
From Paid in Capital	—	—	(0.05)	—	—
From Net Investment Income	(0.90)	(0.25)	(0.73)	(0.75)	(0.15)
Total Distributions	(0.90)	(0.25)	(0.78)	(0.75)	(0.15)

Net Asset Value, End of Year	$11.72	$11.35	$11.89	$14.46	$14.74

Total Return (b)	11.57%	(2.51)%	(13.08)%	3.12%	(2.97)%

Ratios/Supplemental Data
Net Assets, End of Year (000’s)	$427	$734	$918	$1,657	$3,807

Ratio of Gross Expenses to Average Net Assets (c)(d)	2.00%	1.89%	1.78%	1.82%	1.78%
Ratio of Net Expenses to Average Net Assets (c)	1.88%	1.89%	1.78%	1.82%	1.78%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	4.48%	1.92%	(0.67)%	(1.55)%	(1.28)%
Portfolio Turnover Rate	39%	5%	15%	11%	11066%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

REDWOOD MANAGED VOLATILITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$11.13	$11.66	$14.27	$14.55	$15.14

Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.54	0.26	(0.04)	(0.18)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	(0.51)	(1.69)	0.68	(0.25)
Total From Operations	1.28	(0.25)	(1.73)	0.50	(0.40)

Less Distributions:
From Paid in Capital	—	—	(0.05)	—	—
From Net Investment Income	(0.92)	(0.28)	(0.83)	(0.78)	(0.19)
Total Distributions	(0.92)	(0.28)	(0.88)	(0.78)	(0.19)

Net Asset Value, End of Year	$11.49	$11.13	$11.66	$14.27	$14.55

Total Return (b)	11.94%	(2.23)%	(12.90)%	3.43%	(2.70)%

Net Assets, End of Year (000’s)	$144,110	$122,330	$108,258	$90,597	$63,012

Ratio of Gross Expenses to Average Net Assets (c)(d)	1.73%	1.64%	1.56%	1.55%	1.55%
Ratio of Net Expenses to Average Net Assets (c)	1.63%	1.64%	1.56%	1.55%	1.55%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	4.80%	2.20%	(0.32)%	(1.23)%	(1.05)%
Portfolio Turnover Rate	39%	5%	15%	11%	11066%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

REDWOOD MANAGED VOLATILITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class Y

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$11.29	$11.81	$14.42	$14.68	$15.25

Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.51	0.27	(0.04)	(0.17)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	0.80	(0.51)	(1.69)	0.69	(0.24)
Total From Operations	1.31	(0.24)	(1.73)	0.52	(0.38)

Less Distributions:
From Paid in Capital	—	—	(0.05)	—	—
From Net Investment Income	(0.92)	(0.28)	(0.83)	(0.78)	(0.19)
Total Distributions	(0.92)	(0.28)	(0.88)	(0.78)	(0.19)

Net Asset Value, End of Year	$11.68	$11.29	$11.81	$14.42	$14.68

Total Return (b)	12.05%	(2.12)%	(12.76)%	3.54%	(2.68)%

Net Assets, End of Year (000’s)	$3,995	$68,389	$116,836	$175,124	$216,144

Ratio of Gross Expenses to Average Net Assets (c)(d)	1.79%	1.64%	1.53%	1.56%	1.55%
Ratio of Net Expenses to Average Net Assets (c)	1.68%	1.56%	1.43%	1.43%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	4.53%	2.24%	(0.32)%	(1.14)%	(0.95)%
Portfolio Turnover Rate	39%	5%	15%	11%	11066%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income/(loss) by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

REDWOOD MANAGED MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$13.41	$13.89	$16.39	$15.46	$16.27

Activity from Investment Operations:
Net Investment Income (a)	0.60	0.41	0.11	0.34	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.67	(0.52)	(1.73)	0.94	(0.82)
Total From Operations	1.27	(0.11)	(1.62)	1.28	(0.46)

Less Distributions:
From Net Investment Income	(0.60)	(0.31)	—	(0.35)	(0.35)
From Net Realized Gains	—	—	(0.76)	—	—
From Return of Capital	—	(0.06)	(0.12)	—	—
Total Distributions	(0.60)	(0.37)	(0.88)	(0.35)	(0.35)

Net Asset Value, End of Year	$14.08	$13.41	$13.89	$16.39	$15.46

Total Return (b)	9.55%	(0.83)%	(10.36)%	8.30%	(2.85)%

Net Assets, End of Year (000’s)	$135,644	$170,942	$147,782	$153,899	$152,522

Ratio of Gross Expenses to Average Net Assets (c)(d)	1.19%	1.08%	1.01%	1.07%	1.09%
Ratio of Net Expenses to Average Net Assets (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets (c)(e)	4.26%	2.92%	0.76%	2.11%	2.26%
Portfolio Turnover Rate	135%	651%	860%	8%	250%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

REDWOOD ALPHAFACTOR® TACTICAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended,
	October 31, 2024	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$13.38	$13.00	$17.18		$14.66	$14.57

Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.56	0.46	(1.78	)(f)	(0.21)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.65	0.16	(0.59)		3.63	0.29
Total From Operations	2.21	0.62	(2.37)		3.42	0.20

Less Distributions:
From Net Investment Income	(0.95)	(0.24)	(1.81)		(0.90)	(0.11)
Total Distributions	(0.95)	(0.24)	(1.81)		(0.90)	(0.11)

Net Asset Value, End of Year	$14.64	$13.38	$13.00		$17.18	$14.66

Total Return (b)	16.89%	4.70%	(15.58)%		22.46%	1.36%

Net Assets, End of Year (000’s)	$18 (g)	$36 (g)	$15	(g)	$18 (g)	$9

Ratio of Gross Expenses to Average Net Assets including overdraft expense (c)(d)	1.65%	1.47%	1.48%		1.49%	1.54%
Ratio of Net Expenses to Average Net Assets including overdraft expense (c)	1.45%	1.46%	1.45%		1.45%	1.45%
Ratio of Gross Expenses to Average Net Assets excluding interest expense (c)(d)	1.65%	1.46%	1.48%		1.49%	1.54%
Ratio of Net Expenses to Average Net Assets excluding interest expense (c)	1.45%	1.45%	1.45%		1.45%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	2.43%	3.27%	0.24%		(0.71)%	(0.60)%
Portfolio Turnover Rate	49%	373%	413%		63%	230%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and represents the aggregate total return based on net asset value. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(g)	Amount is actual, not presented in thousands.

REDWOOD ALPHAFACTOR® TACTICAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended,
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$13.38	$12.99	$17.19	$14.49	$14.39

Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.39	0.51	0.07	(0.04)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.83	0.12	(2.05)	3.68	0.30
Total From Operations	2.22	0.63	(1.98)	3.64	0.23

Less Distributions:
From Net Investment Income	(0.95)	(0.24)	(2.22)	(0.94)	(0.13)
Total Distributions	(0.95)	(0.24)	(2.22)	(0.94)	(0.13)

Net Asset Value, End of Year	$14.65	$13.38	$12.99	$17.19	$14.49

Total Return (b)	16.97%	4.78%	(13.72)%	25.54%	1.63%

Net Assets, End of Year (000’s)	$197,274	$241,771	$214,447	$192,488	$127,599

Ratio of Gross Expenses to Average Net Assets including interest expense (c)(d)	1.40%	1.22%	1.23%	1.24%	1.29%
Ratio of Net Expenses to Average Net Assets including interest expense (c)	1.20%	1.21%	1.20%	1.20%	1.20%
Ratio of Gross Expenses to Average Net Assets excluding interest expense (c)(d)	1.40%	1.21%	1.23%	1.24%	1.29%
Ratio of Net Expenses to Average Net Assets excluding interest expense (c)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (c)(e)	2.68%	3.58%	0.49%	(0.24)%	(0.47)%
Portfolio Turnover Rate	49%	373%	413%	63%	230%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and represents the aggregate total return based on net asset value. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Adviser recaptures a portion of the Funds expenses total returns would have been higher.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

REDWOOD SYSTEMATIC MACRO TREND (“SMarT®”) FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$17.55	$17.37	$20.33	$16.00	$14.90

Activity from Investment Operations:
Net Investment Income (a)	0.46	0.40	0.04	0.09	0.32
Net Realized and Unrealized Gain (Loss) on Investments	2.78	(0.22)	(1.06)	5.54	1.02
Total From Operations	3.24	0.18	(1.02)	5.63	1.34

Less Distributions:
Paid in Capital	—	—	(0.65)	—	—
From Net Realized Gains	(0.89)	—	(0.51)	—	—
From Net Investment Income	(0.82)	—	(0.78)	(1.30)	(0.24)
Total Distributions	(1.71)	—	(1.94)	(1.30)	(0.24)

Net Asset Value, End of Year	$19.08	$17.55	$17.37	$20.33	$16.00

Total Return (b)	19.39%	1.04%	(5.59)%	36.55%	9.06%

Net Assets, End of Year	$145	$2,473	$2,407	$21	$177

Ratio of Gross Expenses to Average Net Assets (c)(d)	1.65%	1.52%	1.55%	1.59%	1.70%
Ratio of Net Expenses to Average Net Assets (c)	1.54%	1.52%	1.55%	1.55%	1.55%
Ratio of Net Investment Income to Average Net Assets (c)(e)	2.23%	2.20%	0.28%	0.97%	2.07%
Portfolio Turnover Rate	135%	385%	934%	160%	628%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

REDWOOD SYSTEMATIC MACRO TREND (“SMarT®”) FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020

Net Asset Value, Beginning of Year	$17.30	$17.19	$20.09	$15.81	$14.74

Activity from Investment Operations:
Net Investment Income (a)	0.45	0.45	0.10	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.72	(0.23)	(1.06)	5.41	1.23
Total From Operations	3.17	0.22	(0.96)	5.59	1.35

Less Distributions:
Pain in Capital	—	—	(0.65)	—	—
From Net Realized Gains	(0.89)	—	(0.51)	—	—
From Net Investment Income	(0.87)	(0.11)	(0.78)	(1.31)	(0.28)
Total Distributions	(1.76)	(0.11)	(1.94)	(1.31)	(0.28)

Net Asset Value, End of Year	$18.71	$17.30	$17.19	$20.09	$15.81

Total Return (b)	19.28%	1.27%	(5.30)%	36.79%	9.25%

Net Assets, End of Year (000’s)	$245,552	$238,230	$208,192	$172,256	$88,389

Ratio of Gross Expenses to Average Net Assets (c)(d)	1.40%	1.27%	1.30%	1.34%	1.45%
Ratio of Net Expenses to Average Net Assets (c)	1.29%	1.27%	1.30%	1.30%	1.30%
Ratio of Net Investment Income to Average Net Assets (c)(e)	2.48%	2.48%	0.57%	0.93%	0.77%
Portfolio Turnover Rate	135%	385%	934%	160%	628%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Does not include expenses of other investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

APPENDIX D

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Target Fund, and the fees and expenses of the corresponding Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of this Proxy Statement/Prospectus.

The Reorganization of a Target Fund will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by a Target Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments for each Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

D-1

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

each a series of Two Roads Shared Trust (the “Trust”)

(each a “Target Fund” and collectively, the “Target Funds”)

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

 1-855-RED-FUND (733-3863)

INTO

Redwood Managed Volatility Fund

Redwood Managed Municipal Income Fund

Redwood AlphaFactor® Tactical International Fund

Redwood Systematic Macro Trend (“SMarT®”) Fund

each a series of Investment Managers Series Trust II (the “IMST II Trust”)

(each, an “Acquiring Fund” and collectively, the “Acquiring Funds”)

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-888-988-9882

This Statement of Additional Information (“SAI”) of IMST II Trust, a Delaware statutory trust, is being furnished in connection with the reorganization each Target Fund into the corresponding Acquiring Fund, each a newly formed fund organized as a separate series of the IMST II Trust, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [ ], 2025 (the “Proxy Statement”) for the Special Meeting of Shareholders of the Target Funds to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 15, 2025, at 10:00 a.m. Eastern time. This SAI is not a prospectus. Copies of the Proxy Statement may be obtained at no charge by writing to the Target Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-855-RED-Fund (733-3863), or by writing to the Acquiring Funds’ distributor, IMST Distributors, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101 or by calling toll free 1-888-988-9882.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission (the “SEC”) and will be sent to any shareholder requesting this SAI:

•	The Target Funds’ Prospectus and Statement of Additional Information each dated March 1, 2024, as filed with the SEC on February 29, 2024 (SEC Accession No. 0001213900-25-018866);

•	The Target Funds’ Annual Report dated October 31, 2024, and annual financial statements, incorporated to the Trust’s Form N-CSR as filed with the SEC on January 10, 2025 (SEC Accession No. 0001580642-25-000252); and

•	The Acquiring Funds’ Prospectus and Statement of Additional Information each dated March 20, 2025, filed with the SEC on March 20, 2025 (Accession No. 0001213900-25-025596).

Each Acquiring Fund currently has no assets or liabilities. Each Acquiring Fund will commence operations upon the completion of its respective Reorganization and will continue the operations of its corresponding Target Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.

The date of this SAI is [  ], 2025.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

C-1

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), except to the extent of direct losses finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, willful misconduct or fraud of Distributor in the performance of Distributor’s duties, obligations, representations, warranties or indemnities under the Distribution Agreement or an intermediary agreement, the Trust has agreed to indemnify, defend and hold harmless Distributor Associates from and against losses (including legal fees and costs to enforce the indemnity) that Distributor Associates suffer, incur, or pay as a result of any third-party claim or claim among the parties arising out of the subject matter of or otherwise in any way related to the Distribution Agreement or an intermediary agreement (“Claims”), including but not limited to: (i) all actions taken by Distributor or Distributor Associates that are necessary to provide the services under the Distribution Agreement and/or an intermediary agreement, and including any transactions occurring by or though the Distributor sponsored NSCC number with respect to the Funds involving a financial intermediary that does not have an intermediary agreement executed with Distributor (to the extent applicable in connection with a conversion of services to Distributor), or in reliance upon any instructions, information, or requests, whether oral, written or electronic, received from the Trust or its officers; or (ii) any Claims that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Trust and/or the Trust’s investment adviser or other information filed or made public by the Trust (as from time to time amended) include an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

	(a)	Amended and Restated Agreement and Declaration of Trust of Registrant dated January 19, 2023 is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 380 on Form N-1A filed with the Commission on February 24, 2023.

	(b)	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

C-2

(2)	By-Laws:

(a) Amended By-Laws of Registrant are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization:

(a) Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Management Agreements:

(a) Form of Investment Advisory Agreement between the Trust and Redwood Investment Management, LLC is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 447 filed with the Commission on March 20, 2025.

(7)	Distribution Agreements:

(a) (1) Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

(i) Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 filed with the Commission on December 17, 2021.

(ii) Amendment to the Novated Distribution Agreement dated October 25, 2023, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 403 filed with the Commission on February 28, 2024.

(8)	Not applicable.

(9)	Custody Agreements:

(a) Amended and Restated Custody Agreement dated June 6, 2023, is incorporated herein by reference to Exhibit (g) (1) of Post-Effective Amendment No. 391 filed with the Commission on October 26, 2023.

(10)	Distribution Plan and Rule 18f-3 Plan:

(a) Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 447 filed with the Commission on March 20, 2025.

(b) Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 447 filed with the Commission on March 20, 2025.

C-3

(11)	Opinion of Counsel:

	(a)	Opinion and consent of counsel as to the legality of the securities being registered – filed herewith.

(12)	Form of Opinion as to tax matters and consent – filed herewith.

(13)	Other Material Contracts:

	(a)	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(b)	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(c)	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(d)	Operating Expense Limitation Agreement is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 447 filed with the Commission on March 20, 2025.

(14)	Other Opinions:

	(a)	Consent of Cohen & Company, Ltd. – filed herewith.

(15)	Not applicable.

(16)	Power of Attorney:

	(a)	Power of Attorney – filed herewith.

(17)	Proxy Card:

	(a)	Form of Proxy Card – filed herewith.

C-4

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

C-5

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 10th day of June, 2025.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 10th day of June, 2025 by the following persons in the capacities indicated below.

Signature	Title

/s/ Thomas Knipper†
Thomas Knipper	Trustee

/s/ Kathleen K. Shkuda†
Kathleen K. Shkuda	Trustee

/s/ Larry D. Tashjian†
Larry D. Tashjian	Trustee

/s/ John P. Zader†
John P. Zader	Trustee

/s/ Joy Ausili†
Joy Ausili	Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher	Trustee, President and Principal Executive Officer

/s/ Rita Dam
Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer

† By:	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney filed herewith.

C-6

Exhibit Index

Opinion and Consent of Counsel	Ex-16.11(a)
Form of Opinion as to Tax Matters and Consent	Ex-16.12
Consent of Cohen & Company, Ltd.	Ex-16.14(a)
Power of Attorney	Ex-16.16(a)
Form of Proxy Card	Ex-16.17(a)

C-7